                                                                 EXHIBIT 10.24E

                     CONFIDENTIAL TREATMENT REQUESTED

   The Company has requested confidential treatment of certain portions of this exhibit on pages 16, 19, 24, 32, Schedule 1, Schedule 2, Schedule 3 and
Schedule 4.

                     Dated this 09 day of April 1997


                        INTERCONNECTION AGREEEMNT


                                 Between


                         TELEKOM MALAYSIA BERHAD


                                  And


                  SYARIKAT TELEFON WIRELESS (M) SDN BHD


                          Albar Zulkifly & Yap
                        Advocates & Solicitors
                             Kuala Lumpur

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                       INTERCONNECTION AGREEMENT

THIS AGREEMENT is made this 09 day of April 1997.

BETWEEN:  (1)  TELEKOM MALAYSIA BERHAD (COMPANY NO. 128740-P), a company incorporated under the laws of Malaysia and having its registered office at Ibu Pejabat Telekom Malaysia, Jalan Pantai Baharu, 59200 Kuala Lumpur (hereinafter referred as "TELEKOM MALAYSIA") of the one part;

AND:      (2)  SYARIKAT TELEFON WIRELESS (M) SDN BHD (COMPANY NO. 257906-T), a
               company incorporated under the laws of Malaysia and having its place of business at Wisma Segar, Jalan Tun Sambanthan, 50470
               Kuala Lumpur (hereinafter referred as "STW") of the other part;
RECITALS:

A. Telekom Malaysia is a licensed carrier which provides telecommunications services within Malaysia and external telecommunications services between Malaysia and places outside Malaysia.

B. STW has been licensed for telecommunications under the Telecommunications Act 1950 as amended, in accordance with which it may offer fixed telecommunications network services using wireless local loop technology within Malaysia.

C. By an Access and Interconnect Agreement entered into between Telekom Malaysia and STW on the 16th day of August 1994, a frame work for the provision of access and interconnection service between Telekom Malaysia and STW and such other services as may be required by STW upon terms and conditions and in the manner provided for in that agreement (hereinafter referred to as "the Existing Agreement") was established.

D. The parties are desirous of entering into a new interconnection agreement to provide a more comprehensive framework and upon the execution of this Agreement the Existing Agreement shall cease to have any further force or effect unless otherwise provided in this Agreement.

E. This Agreement sets out the terms and conditions on which each party agrees to provide services to the other party by:

     (i) interconnecting its network to the network facilities of the other party;

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     (ii)  supplying requested telecommunications services to the other party;
           and

     (iii) making available to the other party the services, facilities and information as required by law or as specified in their respective Licences subject to what is reasonable and practicable.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.   INTERPRETATION

1.1 The following words have these meanings in this Agreement unless the contrary intention appears:

     "ACCESS CARRIER" means the Carrier which provides or is to provide a service to the Interconnecting Carrier or the Carrier that will be terminating the Call Communication.

     "ACCESS CHARGE" means a charge paid by the Interconnecting Carrier to the Access Carrier for accessing the facilities and services for all types of traffic derived from that Interconnection.

     "ACCESS SERVICE" means a service for the carriage of agreed Communications between:

     (a) a POI and a called number/party (including calls for Special Services and Directory Assistance Service calls); or

     (b)  a calling party and a POI; or

     (c)  two POIs.

     "ATUR NUMBER" means customer numbers that are able to use Telekom Malaysia's ATUR 450 cellular network

     "BILLING PERIOD" means:

     (a) in the case of Carrier to Carrier billing, on a monthly calendar basis; and

     (b) in the case of customer billing, the billing period ordinarily used by the Carrier in respect of the customer or as otherwise agreed.

     "BUSINESS DAY" means a day on which banks are open for general banking business in Kuala Lumpur, other than Saturday or Sunday or a public holiday.

     "CALL COMMUNICATION" means Communication from or to or involving a number as allocated to STW or to Telekom Malaysia for use in the operation of each Network

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     and as allocated by the Director-General of Telecommunications in accordance with STW or Telekom Malaysia's Licence respectively and in accordance with the Telecommunications Act.

     "CARRIER" means:

     (a)  STW, or

     (b)  Telekom Malaysia

     and a reference to "Carriers" includes both of them.

     "CLI" or "CALLING LINE IDENTIFICATION" means the information generated by the Network capability which identifies and forwards through the Network the Interconnecting Carrier's Network calling number.

     "COMMENCEMENT DATE" means lst April 1997.

     "COMMUNICATION" includes a communication between persons or things (or a combination of both) and whether in the form of speech, music, sound, data, text, visual images, or signals, or a combination of those forms and, where the context permits, includes an attempt to establish a communication.

     "COMMUNICATION ATTEMPT" meaning the activity associated with setting up a Communication which may or may not be successful provided that in the case of Emergency Service Calls and Operator Assistance Services, communication attempt shall mean a call (whether complete or not) which is registered by a line counting device positioned as close as practicable to the automatic call distribution equipment used for handling such calls.

     "COMMUNICATION INFORMATION" means information in respect of Communications made during the relevant Billing Period which may include but not be limited to:

     (a)  the calling number and, if it is different, the billing number; and

     (b)  the called number; and

     (c)  the day on which the Communication was made; and

     (d)  the time of commencement of the Communication; and

     (e) the duration of the chargeable Communication (including chargeable Communication Attempt) time and, in the case of non-PSTN communications, all other applicable charging parameters; and

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     (f)  the fee charged by the Access Carrier for use of its Network to accommodate the Communication, separately identifying each of the charge elements specified in the Schedule; and

     (g) the routing information relating to the POI at which Communications from the Carrier's Network entered or left the Other Carrier's Network; and

     (h)  the customer service address; and

     (i)  whether the Communication was successfully completed,

     or, if any such information technically is unavailable to a Carrier pending implementation of appropriate information recording systems, such other relevant available information reasonably requested by the Other Carrier.

     "CONFIDENTIAL INFORMATION" of a party means all information know-how, ideas, concepts, technology, manufacturing processes, industrial, marketing and commercial knowledge of a confidential nature (whether in tangible or intangible form) relating to or developed in connection with or in support of the business of the party and includes the contents of the Schedules (and any matter concerned with or arising out of this Agreement) but does not include:

     (i) information which is or becomes part of the public domain (other than through any breach of this Agreement); or

     (ii) information rightfully received by another party from a third person without a duty of confidentiality being owed by the other party to the third person, except where the other party has knowledge that the third person has obtained that information either directly or indirectly as a result of a breach of any duty of confidence owed to the first mentioned party; or

     (iii) information which has been independently developed by another party; or

     (iv) information required by law or the business rules of any stock exchange to be disclosed.

     Provided that:

     (1) the party required to disclose such information referred to in paragraph (iv) above, immediately notifies the other party of the particulars of the required disclosure; and

     (2) provides the other party with all assistance reasonably required by the other party (at the other party's cost) to enable the other party to take any steps available to it to prevent that disclosure or to ensure that it occurs subject to a reasonable obligation of confidence.

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     "CORRESPONDENT" is an international telecommunications operator with whom
     Telekom Malaysia has an international correspondent relationship.

     "COS" means a central office switch in the STW Network.

     "DIRECTOR-GENERAL OF TELECOMMUNICATIONS" means the office created by
     Section 3A of the Telecommunications Act 1950.

     "DIRECTORY ASSISTANCE SERVICE" is the directory assistance service provided on the Telekom Malaysia network.

     "DIRECTORY ASSISTANCE SERVICE CALL" is a call:

     (a) originated on the network of STW and made to a Directory Assistance Service provided on the network of Telekom Malaysia by dialling the Directory Assistance Service Number for that Directory Assistance Service; and

     (b) routed to and handed over to Telekom Malaysia at the POI in accordance with the applicable routing arrangements agreed between the Carriers for such calls.

     "DIRECTORY ASSISTANCE SERVICE NUMBER" is, in relation to a Directory Assistance Service, provided on the network of the Carrier, the dial code or dial code and number by which that Directory Assistance Service may be accessed from the network of the Other Carrier.

     "DTS" means a digital trunk switch or group or trunk switch installed Telekom Malaysia's Public Switched Telephone Network, such group or trunk switch shall be agreed between the parties to fulfil the function for a limited period of time.

     "EMERGENCY SERVICE CALLS" means Communication Attempts to `999' Police and Ambulance, `991' Civil Defence, `994' Fire (Bomba), `995' Petronas Gas Utilisation (PGU) and such other emergency services as agreed between the parties.

     "FACILITIES" means any part of the infrastructure of the telecommunications network or telecommunication plant as defined in Section 2 of the Telecommunications Act.

     "FACILITIES ACCESS" means a service for the provision of access to Facilities commercially agreed between the parties and/or reasonably required to be provided under the Carriers' respective Licence conditions.

     "FAR END HANDOVER" refers to the handing over of calls to the Other Carrier by STW or Telekom Malaysia as the case may be, at a POI within the State where the call should be terminated based on the location of STW's PSTN Number or Telekom Malaysia's:

     (i)  PSTN Number; or

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     (ii) registered location of the ATUR Number;

     as the case may be.

     "FORCE MAJEURE" means any cause which is not reasonably within the control of the Carrier affected including, but not limited to, act of God, industrial disputes of any kind, war declared or undeclared, blockade, disturbance, lightning, fire, earthquake, storm, flood, explosion of meteor, governmental restraint and expropriation.

     "GATEWAY" is a designated DTS or COS (in respect of Telekom Malaysia and STW respectively) which:

     (a) provides operational interwording between STW's Network and Telekom Malaysia's Network, and

     (b) provides an agreed interface between the signalling, switching, transmission and operations systems of each Carrier, and

     (c)  is defined by a unique name or code; and

     (d)  supports one or more POIs.

     "INFORMATION SUPPORT" means the information provided by one Carrier to the Other Carrier under CLAUSE 9.

     "INTELLECTUAL PROPERTY" means all rights conferred under statute, common law and equity and in relation to trade marks, trade names, logos and get up, inventions, patents, designs, copyright, circuit layouts, Confidential Information, know-how and trade secrets and all rights and interests in them or licences to use any of them.

     "INTERCONNECTING CARRIER" means the Carrier to which a service is or is to be provided or the Carrier originating the Call Communication.

     "INTERCONNECT CAPACITY" means the capacity measured in 2 Mbit/s or other agreed units between a Gateway and a POI for use in the provision of one or more Access Services.

     "INTERCONNECT CONDITIONING" means the conditioning, equipping and installation of facilities at the Access Carrier's Gateway to enable provision of one or more Access Services.

     "INTERCONNECT SUPPORT" is the maintenance and operation of Interconnect Capacity, Network Capacity and the equipment and facilities in an Access Carrier's Network (including, but not limited to, its Gateways) to support the provision of one or more Interconnection Services.

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     "INTERCONNECT TRAFFIC" means Call Communication traffic between the directly connected customers of STW Network and the Telekom Malaysia
     Network.

     "INTERCONNECTION" is interconnection:

     (a) of STW's Network Facilities to the Telekom Malaysia Network, for the purpose of Telekom Malaysia supplying Access Services to STW in relation to Call Communication; and

     (b) of Telekom Malaysia's Network Facilities to the STW Network, for the purpose of STW supplying Access Services to Telekom Malaysia in relation to Call Communication;

     via a POI and using agreed interfaces and signalling system.

     "INTERCONNECTION SERVICE" is the provision by a Carrier of Interconnect Conditioning, Interconnect Capacity, Network Conditioning and Network Capacity to enable, or for use in the carriage of Interconnect Traffic to and from a POI.

     "INTERCONNECT STEERING GROUP" or "ISG" means the inter-carrier relations group established by the Carriers.

     "ITU-T" means the Telecommunications Standardisation sector of the International Telecommunications Union (previously known as CCITT).

     "LICENCE" means a licence issued by the Minister pursuant to the Telecommunications Act.

     "MANUALS" means the Technical and Implementation Manual, the Operations and Maintenance Manual and other Manuals which the parties establish pursuant to this Agreement.

     "MINISTER" means the Minister of Energy, Telecommunications and Post or, if different, the Minister administering the Telecommunications Act.

     "NEAR END HANDOVER" refers to the handing over of calls to the Other Carrier by STW or Telekom Malaysia as the case may be, other than on a Far end Handover basis.

     "NETWORK" means a telecommunications network within Malaysia to supply domestic and/or international services and, in relation to a Carrier, means so much of such a network as is operated by the Carrier (even if owned or maintained by another person) or is owned and maintained by the Carrier (even if operated by another person).

     "NETWORK CAPACITY" means equipment and facilities required to be installed in the Access Carrier's Network for use in the provision of one or more Access Services but does not include Interconnect Capacity.

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     "NETWORK CONDITIONING" means the conditioning, equipping and installation of facilities at the Access Carrier's Network to enable the provision of one or more Access Services.

     "NETWORK FACILITIES" means the facilities that the Carrier operates or uses, or intends to operate or use, as part of, in, or in connection with a network of the Carrier, even if another person also operates or uses, or intends to operate or use, some or all of the facilities.

     "OPERATIONS AND MAINTENANCE MANUAL" is the manual to be agreed between the parties pursuant to clause 13.1(a) in relation to the following:

     (a)  network information;

     (b)  commissioning, de-commissioning and re-arrangement practices;

     (c)  maintenance practices;

     (d)  fault handling procedures;

     (e)  complaint handling;

     (f)  network management;

     (g)  network monitoring;

     (h)  access to POI sites;

     (i)  contact lists; and

     (j) such other matters as are agreed between the parties from time to time and set out in the Operations and Maintenance Manual.

     "OPERATIONS AND MAINTENANCE SUPPORT" means the establishment and operation of operations practices, systems and procedures by the Access Carrier reasonably required for the provision of Interconnection Services and Access Services (which practices, systems and procedures will be agreed by the ISG).

     "OPERATOR ASSISTANCE SERVICE" is the operator assistance service provided on the Telekom Malaysia Network and is more particularly specified in Paragraphs 1.1 to 1.6 of the Schedule for Special Services.

     "OTHER CARRIER" means either

     (a)  Telekom Malaysia; or

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     (b)  STW

     as the context requires.

     "POINT OF INTERCONNECTION" or "POI" means an agreed location which:

     (a) constitutes a point of demarcation between the Network of STW and the Network of Telekom Malaysia; and

     (b) is at the point at which a Call Communication is transferred from one Carrier's Network to the other Carrier's Network by an agreed method.

     "PROFESSIONAL ADVISER" means a lawyer, accountant, auditor, financial adviser, bank and other professional adviser or other technical adviser (including, where necessary, relevant senior technical personnel of a supplier to either party) and their employees and contractors retained to provide advice for purposes of the negotiating, finalising, implementing and the fulfilling of this Interconnection Agreement.

     "PSTN NUMBER OR PUBLIC SWITCH TELEPHONE NETWORK NUMBER" means customer numbers directly connected to the exchanges of Telekom Malaysia (but does not include cellular mobile numbers) or public switch wireless numbers directly connected to exchanges of STW, as the case may be.

     "QOS" means quality of service.

     "QOS STANDARDS" means the agreed QOS standards in respect of certain services set out in the appropriate Manual.

     "REVERSE CHARGE CALL" is a call:

     (a) originated on the network of STW or Telekom Malaysia, and made to an Operator Assistance Service by dialling the Reverse Charge Call Service Number; and

     (b) routed to and handed over to Telekom Malaysia or STW, as the case may be, at the POI in accordance with the applicable routing arrangements agreed between the Carriers for such calls.

     "REVERSE CHARGE CALL SERVICE NUMBER" is, in relation to an Operator Assistance Service, provided on the network of the Carrier, the dial code `101' or `108' by which that Operator Assistance Service may be accessed from the network of the Other Carrier.

     "RM" means Ringgit Malaysia which shall be the monetary currency used in this Agreement.

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     "SERVICE ORDERING PROCEDURES" means the procedures governing the forecasting planning and ordering of relevant services set out in the appropriate Manual.

     "SPECIAL SERVICES" means those Telecommunications Services provided by a Carrier to its customers which the Carriers agree from time to time are to be designated as Special Services for the purposes of Interconnection pursuant to this Agreement.

     "SUCCESSFUL CALL" means a complete call whereby the originating exchange receives the B answer charge or no charge signal from the terminating exchange. The chargeable duration is the period from the receipt of B answer charge or no charge signal to the receipt of the clear forward or forced release signal.

     "SUPPLEMENTARY SERVICES" mean the provision of:

     (a) in the case of each party, agreed Facilities Access and Information Support; and

     (b) in the case of the provision by Telekom Malaysia to STW, Directory Assistance Service to STW customers; and

     (c) any other right, interest, good or service which a party is obliged to provide to the other party, and Telekom Malaysia and STW agree will be provided, under the relevant Carrier's Licences.

     "STATE" has the meaning given to it by the Interpretation Acts 1948 and 1967 except that for the purposes of this Agreement:

     (a) the Federal Territory of Kuala Lumpur is part of the State of Selangor;

     (b)  the Federal Territory of Labuan is part of the State of Sabah; and

     (c)  the States of Perlis and Kedah are treated as one State.

     "TECHNICAL AND IMPLEMENTATION MANUAL" is the manual to be agreed between the parties pursuant to CLAUSE 13.1(a) in relation to the following:

     (a)  principles for network configuration;

     (b)  forecasting procedures;

     (c)  ordering procedures;

     (d)  provisioning procedures;

     (e)  routing and numbering principles;

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     (f)  routing of Emergency Service Calls;

     (g)  signalling specifications;

     (h)  commissioning procedures;

     (i)  transfer of charge band data;

     (j)  billing procedures;

     (k)  call processing;

     (l)  call forwarding procedures;

     (m)  POI establishment procedures;

     (n)  relocation and removal procedures for POI equipment; and

     (o) such other matters as are agreed between the parties from time to time and set out in the Technical and Implementation Manual.

     "TECHNICAL SPECIFICATIONS" means any technical parameters, specifications and procedures agreed between the Carriers applicable to Interconnection of the Carriers' Networks and provision of Access Services documented in the Manuals.

     "TELECOMMUNICATIONS ACT" means the Telecommunications Act 1950 as amended.

     "TELECOMMUNICATIONS SERVICE" has the meaning given to it under the respective Licences.

     "TELEPHONE AREAS" are those attached in graphical and tabular form as
     Schedule 4 to this Agreement.

     "TOLL FREE NUMBERS" mean numbers currently denoted by the number range commencing `800' and `1-300' but also including such other number ranges agreed to or directed by the Director-General of Telecommunications where the terminating party (the B party) is charged for the call, save for the local call charge levied on the originating PSTN Number.

     "TRANSMISSION CAPACITY SERVICE" is a service for the supply by Telekom Malaysia to STW, pursuant to an agreement between the Carriers, of transmission capacity (other than Interconnect Capacity) for operation and use as part of, in or in connection with STW's Network.

1.2  In this Agreement except where the contrary intention appears;

     (a)  the singular includes the plural and vice versa; and

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     (b)  a reference to an agreement or another instrument includes any variation or replacement of either of them; and

     (c) a reference to an annexure or Manual or schedule is a reference to an annexure or Manual or schedule to this Agreement and a reference to this Agreement includes a recital, annexure or Manual or schedule; and

     (d) a reference to a clause is a reference to a clause of this document and a reference to a paragraph is a reference to a paragraph of the schedule; and

     (e) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them; and

     (f) a reference to a person includes a firm, body corporate, unincorporated association or an authority; and

     (g) a reference to a person includes the person's executors, administrators, successors, substitutes (including, without limitation, persons taking by innovation), and assigns; and

     (h) if the day on which the payment of money falls due is not a Business Day, the due date shall be deemed to be the next Business Day; and

     (i) a reference to a related body corporate of a party has the same meaning as in the Companies Act 1965; and

     (j)  a reference to a party is a reference to a party to this Agreement;
          and

     (k) a reference to a third person is a reference to a person who is not a party to this Agreement; and

     (l) in relation to an Access Service for the carriage of a call from a POI to a called number a reference to a direct dialled call includes a Call Communication where the called number is directly dialled:

          (I)  from the calling number, or

          (II) by the Interconnecting Carrier's operator or an overseas operator,

          but does not include a Call Communication for which the Access Service is provided with the assistance (call dialling, handling or completion) of the Access Carrier's operator or an overseas operator; and

     (m) headings are included for convenience and do not affect the interpretation of this Agreement.


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2.   SCOPE OF AGREEMENT

2.1 The scope of this Agreement shall be limited to the provision of Access Services and Interconnection Services by either party to the other party in respect of Interconnect Traffic.

2.2 Except where this Agreement provides to the contrary, the rights and obligations conferred by this Agreement apply reciprocally as between Telekom Malaysia and STW. For the purposes of clarification, where this Agreement expressly states that a service is only to be provided by one named Carrier to the other named Carrier, (for example, the provision of Directory Assistance Service by Telekom Malaysia to STW customers) the obligations in respect of that service are not regarded as reciprocal.

2.3 The parties agree and acknowledge that the governing principle of this Agreement is that Telekom Malaysia and STW are in respect of Interconnection and Access Services in a Carrier-to-Carrier relationship. Accordingly, the parties will treat each other on a non-discriminatory basis ("the requirement of non-discrimination").

2.4 The parties agree and acknowledge that, unless otherwise specifically agreed and identified in this Agreement, the requirement of non-discrimination also means that:

     (a) to the extent technically feasible, a Carrier will treat the Other Carrier and its own operations on a non-discriminatory basis in relation to the technical and operational quality of the services;

     (b) a Carrier will treat its own customers and customers of the Other Carrier who are similarly situated on a non-discriminatory basis as regards:

     (i) to the extent technically feasible, the transparency, from the customers' perspective, of Call Communication and other services carried across the Access Carrier's Network; and

     (ii) the standard and quality of services which the Access Carrier supplies to customers of the Interconnecting Carrier, whenever those services are associated with or incidental to the supply of Telecommunications Services by the Interconnecting Carrier.

2.5.1 This Agreement establishes a framework for the provision of Interconnection Service and Access Service between the respective parties' networks relating to Call Communication. Accordingly the parties have agreed on terms and conditions in respect of the provision of certain kinds of Interconnection Service and certain kinds of Access Service in relation to certain types of Call Communication as set out in the Schedules to this Agreement. The parties acknowledge that additional kinds of Interconnection Service and Access Service in relation to other types of Call Communication may be requested by a party for the provision of Telecommunications Services by it. If a party wishes to extend the range of the kinds or types of

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     Interconnection Service and Access Service relating to Call Communication provided by another party under this Agreement:

     (a) it shall notify the other party in writing at least three (3) months prior to its request to extend the range of kinds or types of Interconnection Service and Access Service; and

     (b) the parties shall promptly consult with each other with a view to determining if the other party is able to supply the requested Interconnection Service and Access Service, or other available Interconnection Service and Access Service which would meet the party's requirements, and the terms and conditions on which the Interconnection Service and Access Service are to be included.

2.5.2In the event both Carriers agree to provide any additional kinds of Interconnection Service or Access Service then the agreed terms and conditions in respect thereof shall be supplemental to this Agreement.

2.6 The parties agree that this Agreement is not intended to govern the provision of any services not specified in this Agreement or subsequently agreed to by the parties pursuant to Clause 2.5.2 except to the extent that the supply of the service is incidental to the functionality required for:

     (a) the Interconnection of the Network Facilities of one Carrier with the Network of the Other Carrier; or

     (b)  the carriage of a Call Communication across the Other Carrier's
          Network.

2.7 The obligation of a party to agree to the extension of this Agreement to cover the provision of a Telecommunications Service to another party under clauses 2.5.1 and 2.5.2 is first subject to the party being so obliged by virtue of its Licence or by applicable regulations, directives, determinations and/or directives issued by the Director-General of Telecommunications.

2.8 (a) Whenever the provisions of this Agreement state that matters are to be agreed between the parties, those matters shall be determined by the ISG in accordance with procedures agreed between the parties.

     (b) Any matter agreed by the parties by determination of the ISG must be included in either the Operations and Maintenance Manual, the Technical and Implementation Manual or any other appropriate Manuals, as the parties may agree.

     (c) A matter agreed or purportedly agreed between the parties shall not be legally binding on the parties unless such matter is included or reflected in the appropriate Manuals or is made in writing and expressed to be a variation or amendment to this Agreement.


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2.9  (a)  Notwithstanding anything to the contrary the Access Carrier is not required to provide a service to the Interconnecting Carrier until the parties have agreed on all the remaining terms and conditions relevant to the supply of that service which are not already specified in this Agreement or in the Manuals as being applicable to that service ("THE OUTSTANDING SUPPLY TERMS").

     (b) The Access Carrier may at its choice and in exceptional circumstances agree to supply a service prior to final and full agreement on any outstanding supply terms relating to that service subject to such period and conditions as may be agreed by the Carriers but without prejudice to any of the rights and remedies of the Access Carrier.

     (c) STW hereby undertakes to finalise and agree to the outstanding supply terms in the manuals with Telekom Malaysia within three (3) months from the Commencement Date or such further period as may be agreed by Telekom Malaysia and STW. Failing which, STW irrevocably and unconditionally agrees that Telekom Malaysia shall be entitled (but not obligated) at Telekom Malaysia's discretion:

     (i) to terminate the Access Service, Facilities, Facilities Access, Interconnect Conditioning, Interconnect Support or Interconnection Service, Network Capacity, Network Conditioning, Network Facilities, Operations and Maintenance Support, Supplementary Services, Transmission Service or any other service support or capacity or part thereof; and/or

     (ii) to decline to provide any further Access Service, Facilities, Facilities Access, Interconnect Conditioning, Interconnect Support or Interconnection Service, Network Capacity, Network Conditioning, Network Facilities, Operations and Maintenance Support, Supplementary Services, Transmission Service or any other service support or capacity or part thereof, without any notice to STW notwithstanding anything to the contrary.

2.10 For the avoidance of doubt, this Agreement is intended to apply only to the provision of services by one Carrier to the other and to related matters concerning the parties and may not be construed as conferring benefits on third persons.

3.   INTERCONNECTION CAPACITY

3.1 Subject to clauses 2.5.1 and 2.5.2 and the Interconnecting Carrier's compliance with the relevant Service Ordering Procedures, the Access Carrier will provide agreed Interconnection Service in accordance with the relevant provisions of the Manuals.

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3.2  Each Carrier must ensure that its Network Facilities delivered at each POI conform to QOS Standards and Technical Specifications agreed between the Carriers.

3.3 Each Carrier must provide, install, test, make operational and maintain all Network Facilities on its side of the POI unless otherwise agreed.

3.4 Interconnection Services and related Operations and Maintenance Support, and the relevant technical, operational and other procedures relating to those services shall be negotiated and agreed between the parties and recorded in the appropriate Manual prior to the Access Carrier providing those services subject to clause 2.9.

3.4A Each party shall give a discount on their charges for Interconnect Capacity connected to the POI and the Gateway from the Commencement Date. This discount shall be [*] off the published leased circuit charges.

3.5 The rates as stated in the Schedule will be reviewed two (2) years from the date of this Agreement unless otherwise stated in the Schedule and pending agreement both parties shall pay the rates in the Schedule. The parties agree to adjust the payments upon reaching an agreement on the revised rates. If the amounts paid to date for the period pending agreement ("the Period") are higher than the amounts payable under the revised rates then the other party will credit such difference (free of any interest) within fourteen (14) Business Days from the date of agreement to the invoiced party. If the amounts paid to date for the Period are less than the amounts payable under the revised rates then the invoiced party will pay in full such difference (free of interest) within fourteen (14) Business Days from the date of agreement to the other party. With respect to additional Interconnection Services and Interconnect Support and Operations and Maintenance Support provided to and provided by the relevant Carrier, upon request from either Carrier, the Carriers will meet, negotiate and agree and document as a schedule to this Agreement all relevant terms and conditions (including the applicable charges, amounts and rates payable and the period for which they are to apply).

3.6 Each Carrier will provide its own Interconnect Capacity to the POI unless it is agreed by the Carriers that the Interconnect Capacity is to use CCS7 signalling in which case the charges for the provision of such circuits for both incoming and outgoing traffic (two way Interconnect Capacity) is to be based on the utilisation. Utilisation shall be agreed upon by the parties and documented in the Technical and Implementation Manual.

4.   ACCESS SERVICE

4.1 Subject to clauses 2.5.1 and 2.5.2 and Interconnection Service being provided in accordance with clause 3 and the Interconnecting Carrier's compliance with a Service Ordering Procedure, the Access Carrier will provide the agreed Access Service in accordance with the agreed provisioning procedure, as set out in the relevant Manual.


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4.2  Each Carrier must ensure that the carriage of a Call Communication by it conforms to the QOS Standards for the carriage in respect of which the Carrier has control.

4.3 The Interconnecting Carrier will pay to the Access Carrier for Access Services provided by the Access Carrier, charges in accordance with the applicable provisions set out in the Schedules to this Agreement.

4.4 The routing and call handover principles to apply to a Call Communication will be agreed by the parties prior to the provision of the Access Service for that type of Call Communication and will be recorded in the appropriate Manual.

4.5 In the event that a Call Communication to a number (the 'B' party number) which is allocated to either party to this Agreement is "forwarded" to either party's PSTN Number, or ATUR Number, the forwarded portion of the call shall be considered in all respects to be a second and separate call for the purposes of this Agreement (including but not limited to the calculation of any Access Charges). Any Access charges incurred in forwarding the call from the original 'B' party number to another PSTN Number or ATUR number or to another network, shall be to the account of the 'B' party and the Carrier to which the 'B' party is connected.

4.6 Notwithstanding anything to the contrary, each party shall be entitled to its revenue share if it carries traffic to the Other Carrier's PSTN Number or ATUR Number irrespective of the location of Other Carrier's customer at the time the Call Communication is made.

5.   SPECIAL SERVICES

5.1 The parties will agree to the terms and conditions (including Access Charges) for each type of Special Service as that type is agreed to be added to the category of Special Services covered by this Agreement. The Interconnecting Carrier will pay to the Access Carrier in relation to each Special Service those charges which are payable in accordance with the terms and conditions applicable to that Special Service and as set out in
     Schedule 3.

5.2 The parties hereby agree that the minimum period for which STW will be provided each of the Special Services in Schedule 3 is eighteen (18) months from the Commencement Date and thereafter STW may terminate their requirement for any one or more of such Special Services provided it serves Telekom Malaysia with at least a six (6) months written notice.

6.   DIRECTORY ASSISTANCE SERVICE

6.1 Subject to the terms of this Agreement, Telekom Malaysia agrees to provide to STW in respect of Directory Assistance Service Calls, a Directory Assistance Service accessed by callers dialling '103' on the STW Network.


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6.2  Directory Assistance Service provided by Telekom Malaysia to callers from the STW Network will be in accordance with Telekom Malaysia's standard operating practices and procedures for Directory Assistance Service.

6.2A In order to supply STW with a Directory Assistance Service, STW shall supply Telekom Malaysia its new customers and amended customer information as required to support the Directory Assistance Service ("Customer Information"). Such Customer Information shall be supplied by STW in an agreed electronic format on a weekly basis, or such longer period of time as agreed between the parties.

6.2B The supply of Customer Information by STW to Telekom Malaysia and the inclusion of such information within the Directory Assistance Service does not confer any rights to STW in Telekom Malaysia's Directory Assistance Service database or other related databases or otherwise in whatever form. STW is fully authorised to supply and utilise the Customer Information and expressly grants an irrevocable free licence to Telekom Malaysia to use STW's information for the provision of the Directory Assistance Service and Telekom Malaysia shall not be under any confidentiality obligations under Clause 15 in respect thereof.

6.3 STW will pay to Telekom Malaysia in relation to Call Communications from the STW numbers to the Directory Assistance Service, charges in accordance with Schedule 2 to this Agreement. The rates in the Schedule may be reviewed two (2) years from the date of this Agreement unless otherwise stated in the Schedule and pending agreement both parties shall pay the rates in the Schedule. The parties agree to adjust the payments upon reaching an agreement on the revised rates. If the amounts paid to date for the period pending agreement ('said Period") are higher than the amounts payable under the revised rates then the other party will credit such difference (free of interest) within fourteen (14) Business Days from the date of agreement to the invoiced party. If the amounts paid to date for the said Period are less than the amounts payable under the revised rates then the invoiced party will pay in full such difference (free of interest) within fourteen (14) Business Days from the date of agreement to the other party

6.4 The parties hereby agree that the minimum period for the Directory Assistance Service is eighteen (18) months and thereafter STW may terminate its requirement for such service provided it serves Telekom Malaysia with at least six (6) month's written notice.

6A.  PRINTED DIRECTORIES

6A.1 Telekom Malaysia agrees to make available, at Kedai Telekom or as otherwise determined by Telekom Malaysia, for the distribution of its printed directory of subscriber and other numbers (typically known as the 'white pages' directory) which it prepares for its own customers to STW's customers contained in the Directory Assistance Service database in accordance with Telekom Malaysia's standard operating procedures.

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6A.2 STW shall pay Telekom Malaysia or if directed by Telekom Malaysia, to the relevant party, [*] only per number entry for each of STW's customers listed in the white pages directory. This charge shall entitle each of STW's customers to:

     (i)  a single standard entry in the white pages directory; and

     (ii) one (1) copy of the white pages directory and yellow pages directory applicable to the customer's Telephone Area.

     Should STW require the entries to be in a form other than a standard entry, the charges shall be at such rates as may be agreed by the Carriers. STW acknowledges that it is fully aware of the type of print of the standard entry in the white pages. For the avoidance of doubt, the bold entry shall not be construed as a standard entry.

     STW shall pay these charges to Telekom Malaysia or if directed in writing by Telekom Malaysia, to the relevant party, within 30 days from the invoice date.

     6A.3 At STW's request, Telekom Malaysia shall make available to it at the Kedai Telekom or as otherwise determined by Telekom Malaysia a reasonable quantity of additional copies of both the white pages directory and yellow pages directory to STW at the retail price for such directories. Such a request shall be for a minimum of five thousand (5,000) copies for each directory with increments in multiples of one thousand (1,000) unless otherwise agreed between the parties. All requests shall be made at least two (2) months prior to the intended date of printing of the new directory. Any requests not made within this time will be subject to stock availability. Additional procedures applying to the supply and distribution of the white pages directory and yellow pages directory shall be agreed in the Technical and Implementation Manuals.

     6A.4 The supply of Customer Information by STW to Telekom Malaysia and the inclusion of such information in one or more printed directories does not confer any rights to STW in Telekom Malaysia's printed directories or related databases or otherwise in whatever form. STW is fully authorised to supply and utilise the Customer Information and expressly grants an irrevocable free licence to Telekom Malaysia to use and reproduce the Customer Information for the preparation and distribution of the printed directories and Telekom Malaysia shall not be under any confidentiality obligation under Clause 15 in respect thereof.

     6A.5 Notwithstanding anything to the contrary in this Agreement the above mentioned charges in Clause 6A.2 shall be subject to an increase of [*] per annum.

7.   TRANSMISSION CAPACITY SERVICES

7.1 Subject to either Carrier complying with the Service Ordering Procedures, and

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agreement being reached pursuant to clause 7.3, Telekom Malaysia will provide in accordance with the provisioning procedures in the relevant Manual, Transmission Capacity Services agreed by both Carriers.

7.2 Each Carrier will ensure that Transmission Capacity Services conform to the QOS Standards and Technical Specifications, subject to Other Carrier's use of those Transmission Capacity Services in accordance with the Technical Specifications and other agreed requirements.

7.3 Upon request from either Carrier, the Carriers will meet, negotiate and agree and document as a schedule to this Agreement all relevant terms and conditions (including the applicable charges, amounts and rates payable and the period for which they are to apply) in respect of the provision by, either Carrier to the Other Carrier of Transmission Capacity Services.

8.   FACILITIES ACCESS

8.1 Unless otherwise agreed by the Carriers, each POI will be physically installed and housed at the locations listed in the relevant Manual. It is agreed that where a Carrier ("First Carrier") leases Interconnect Capacity from the Other Carrier to trunk its Interconnect Traffic to and from the POI to its Gateway, the Other Carrier's equipment can be co-located in the First Carrier's premises in accordance with the terms of the relevant Manual for the required space in the Other Carrier's premises. STW shall provide Telekom Malaysia access to its premises when Telekom Malaysia, reasonably requires it for the purpose of installing, maintaining, modifying or removing Telekom Malaysia equipment required at the POI.

8.2 The Carriers will negotiate and agree and document all relevant terms and conditions in respect of the provision of Facilities Access to Facilities in addition to those provided for in clause 8.1, if and when the same is required.

9.   PROVISION OF INFORMATION

9.1 The obligations of each Carrier to provide information to the Other Carrier are as set out in this clause or as otherwise agreed between the parties and are subject to the requirements of confidentiality imposed by this Agreement.

9.2 The ISG will negotiate methods and procedures governing the provision of information by each Carrier to the Other Carrier under this Agreement.

9.3 A Carrier must provide the Other Carrier on a timely basis with all agreed information reasonably required to determine rates and charges to be billed by each Carrier to the Other Carrier or by each Carrier to its customers.

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9.4  Each Carrier will charge and bill its own customers for a Call
     Communication. The Carriers will agree on the Communication Information which is to be exchanged for the purposes of charging and billing and such Communication Information will be deemed to be included in the Manuals for the purposes of call and billing verification. For the purpose of inter carrier billing reconciliation the Carriers will provide CLI to each other, subject to:

     (a)  the ability of the relevant exchange to provide CLI; and

     (b) CLI being forwarded to it from another network with which its Network is interconnected.

9.5 To the extent permitted by Malaysian law and any relevant guidelines or customer service standards in force pursuant to the Carrier's respective Licence conditions, the Carriers will exchange information and otherwise cooperate in relation to the prevention and investigation of fraudulent use or misuse of the Carriers' respective Telecommunications Services and the theft of Carrier provided terminal equipment.

9.6 Information provided under this Agreement may only be used for the purpose for which it was given. Personal information about a customer's credit worthiness, credit standing, credit history or credit capacity may only be used for the purposes permitted by, and in compliance with, Malaysian law.

9.7 Information required to be provided under this Agreement need not be provided if the recipient Carrier has not established security measures agreed by the ISG to be adequate to protect the confidentiality of the information. If the recipient Carrier does not observe such security measures or any of the information is used by it for any purpose other than the purpose for which it was given, the providing Carrier may deny the recipient Carrier further access to the information for the period during which the non observance or nonconforming use continues on notice specifying the nonobservance or nonconforming use. The Carriers will cooperate to resolve the providing Carrier's reasonable concerns so that information exchange can be resumed as soon as possible.

9.8 The parties acknowledge that when information (including for the purposes of this clause any updated information) required to be provided under this clause is held on a database the party entitled to receive the information will not be entitled to obtain direct access to the database. The precise method by which information is to be made available will be determined by the ISG having regard to the reasonable cost, convenience and security concerns of the parties.

9.9 (a) Subject to the Telecommunications Act and any subordinate legislation, nothing in this Agreement may be construed as requiring a Carrier at any time to disclose to the Other Carrier information which is at the date when this Agreement comes into force, the subject of a confidentiality obligation owed to a third person unless the third person consents to such disclosure. Where the


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          consent of a third person is required, the Carrier holding the information must use its reasonable endeavours to obtain the consent of that third person.

     (b) After this Agreement comes into force a Carrier must use its best endeavours not to enter into any contract which would prevent it from making information available to the Other Carrier unless the contract includes a term which permits the contracting Carrier to make the information available if directed to do so by the Director General of Telecommunications.

9.10 All communication information, call and such other relevant information in relation to Call Communication must be kept by both Carriers for a period of two (2) years unless otherwise agreed in writing.

10.     BILLING AND SETTLEMENT

10.1.1  In this clause:

        "DISPUTE NOTIFICATION PERIOD" means the period of thirty (30) days after the invoice date; and

        "DUE DATE" means the date which is thirty (30) days after the relevant invoice date; and

        "INVOICE CARRIER" means the Access Carrier which issues an invoice; and

        "INVOICE DATE" means the date on which an invoice is dispatched.

10.1.2 In respect of any charge due from a Carrier or invoice to be sent to a customer the Invoice Carrier shall raise the invoice. The Invoice Carrier shall invoice within the next calendar month substantiated by an interconnect usage report relating to each Call Communication for the last preceding month in of call charges except for charges incurred for agreed numbers used for testing purposes prior to commissioning of the respective POI. In addition, the Carrier shall also be entitled to invoice the Other Carrier for any Access Charges and other charges in relation to the provision of Access Services, and Interconnection Services and any other facilities or services.

10.1.3 The Invoice Carrier is responsible for obtaining information upon which the invoice is based and if the Invoice Carrier does not normally collect that information and it is not reasonably practicable for the Invoice Carrier to do so but the Other Carrier is able to collect the information, that Carrier shall supply such information and the Invoice Carrier may use that information. The Invoice Carrier shall bear all expenses in checking any information so supplied.

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10.1.4  If a Carrier is unable to submit a monthly statement of interconnect usage by the end of the next month then the monthly adjustment and payment (if any) will be made against the last invoice (save and except for the first month) within fourteen (14) Business Days of the end of that particular month and the parties agree to pay each other the sum not less than the amount invoiced in the last preceding month's invoice (save and except for the first month) ("Provisional Amount"). Monthly payments will be provisionally adjusted in the next invoice or as soon as practicable but not later than ninety (90) Business Days after the date the charges were incurred. In respect of the first month both parties will send an estimated invoice if they are unable to send an interconnect usage report not later than one hundred and twenty (120) days from the Commencement Date and this shall not in any way prevent the Other Carrier from issuing its invoice at any time earlier and neither does it affect such Carrier from being paid in accordance with this Agreement.

10.1.5  (a) If the invoiced amount for that month is higher than the
            Provisional Amount for the same month, then the Other Carrier will pay in full such difference within fourteen (14) Business Days from the invoice date to the Invoice Carrier.

        (b) If the invoiced amount for that month is lower than the Provisional Amount for the same month, the Invoice Carrier will reimburse in full such difference free of interest within fourteen (14)
            Business Days from the invoice date to the Other Carrier. Such payment must be forwarded to the Other Carrier together with the relevant monthly statement of the actual interconnect usage.


10.1.6. Where appropriate, any taxes shall be added to all or any charges under this Agreement and be paid by the party responsible for making such payment.

        TERMS OF PAYMENT

10.2    (a)  A Carrier must pay any amount due and owing to the Other Carrier on the due date unless otherwise agreed in writing by both parties.

        (b) A Carrier to whom any service is provided under this Agreement must pay the Carrier providing the service the applicable rates and charges, and on the terms and conditions set out or referred to, as the case may be, in this Agreement.

10.3 Subject to clauses 10.1.4, 10.9 and 10.10, each Carrier agrees to provide the Other Carrier with an invoice for all amounts due under clause 10.2 in respect of each Billing Period.

10.4    All payments under this Agreement must be:

        (a) paid by electronic transfer to the Invoice Carrier or exceptionally by cheque to the nominated account(s) of the Invoice Carrier if agreed by the Invoice Carrier; and

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        (b) subject to clause 10.10, paid without set off or counterclaim and free and clear of any withholding or deduction.

10.5 Unless otherwise agreed, all invoices shall be stated in RM and payment must be made in RM.

10.6 Interest on due and unpaid amounts is payable (as well before judgment and after judgement) at the rate of [*] Malayan Banking Bhd's base lending rate ("BLR") calculated daily from the due date until the date of actual payment. Payments which are overdue by more than sixty (60) days will bear additional interest at the rate of [*] per annum (as well as before judgment and after judgement) calculated from the due date until the date of receipt by the Invoice Carruer if full payment.

10.7 Where interest in respect of any due and unpaid amount is due to an Invoice Carrier under clause 10.6, that Carrier may add the amount of such interest to its next invoice.

10.8 If a Carrier discovers an error in an invoice given by the Other Carrier under this clause 10, it must notify the Other Carrier. The Carrier which made the error must make the adjustment necessary to correct that error in its next invoice.

10.9 If a Carrier has omitted charges from an invoice, that Carrier may include those charges in a later invoice which may not be submitted after ninety (90) Business Days after the date the charges were incurred provided that omitted charges may be included in any invoice issued within the first one hundred and twenty (120) Business Days after the Commencement Date.

10.10 Unless the parties otherwise agree, there will be no setting-off (ie netting) of inter Carrier invoices except where a Carrier goes into liquidation in which case the Other Carrier may set off. However, in order to minimise the administration and financial costs of the settlement process, the parties will consider set off proceeds for Carrier invoices which may require the alignment of each Carrier's invoice date and other procedures to allow set off to occur efficiently.

BILLING DISPUTES

10.11 If a Carrier ("DISPUTING CARRIER") disputes in good faith an invoice prepared by the Invoice Carrier, the Disputing Carrier must notify the Invoice Carrier in writing within the dispute notification period.

10.12   A notice given under clause 10.11 must specify:

        (a)  the reasons why the Disputing Carrier disputes the invoice; and

        (b)  the amount in dispute.


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10.13  Subject to clause 10.14, the Carriers must use their reasonable endeavours to promptly resolve any dispute notified under clause 10.11 through the ISG and, if it is unable to do so within thirty (30) days after the expiry of the dispute notification period, either Carrier may refer the dispute for resolution in accordance with the dispute resolution procedures set out in clause 19.

10.14 To the extent that a dispute notified under clause 10.11 involves a dispute with a Correspondent of the Invoice Carrier, the procedures set out in clause 10.13 are suspended for a reasonable period of time pending resolution of the dispute with the Correspondent. As a general rule, the period of suspension will not exceed ninety (90) days. However, the Carriers recognise that disputes with some Correspondents may take longer than ninety (90) days to resolve, in which case the Invoice Carrier must promptly inform the Disputing Carrier in writing of the likely period required for resolution.

10.15 Notwithstanding anything to the contrary , the Carrier is obligated to pay the amount stated in the invoice by the due date even if it disputes the amount of the invoice or claim. If the amounts paid to date for the period pending the settlement of the dispute is higher than the amounts payable then the Invoice Carrier will credit such difference (free of any interest) within fourteen (14) Business Days from the date of settlement of the dispute to the Carrier. If the amounts paid to date under the invoice in dispute are less than the amounts payable then the Carrier will pay in fun such difference within fourteen (14) Business Days from the date of settlement of the dispute to the Invoice Carrier.

CUSTOMER BILLING

10.16 The parties will also comply with the arrangements for the billing of customers agreed and documented by the ISG in the relevant Manual.

11.    AUDITS

11.1 Either Carrier may request an audit of the Other Carrier's call data, and the Other Carrier will facilitate and provide access upon reasonable notice for such audit to be carried out by independent auditors agreed upon by the parties and an audit certificate provided. The costs of such an audit will be equally shared by Telekom Malaysia and STW. Audits cannot be conducted more frequently than at six (6) month intervals unless the requesting Carrier pays the entire costs of the audit

       The independent auditor shall be appointed within thirty (30) days from the date of the request of the audit. Failing agreement on the independent auditor above mentioned, another auditor will be appointed by an independent third party (the President of the Malaysia Institute of Accountants) within thirty (30) days from the date of notification by the Carrier requiring the audit. The costs of the audit shall be borne by the Carriers equally and the results of the audit shall be final and binding.

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12.  NETWORK PROTECTION AND RELATED NETWORK MATTERS

12.1 Each Carrier is responsible for the safe operation of its Network and must reasonable and necessary steps to ensure that its Network, its Network operations and implementation of this Agreement:

     (a) do not endanger the safety or health of the officers, employees, contractors, agents or customers of the Other Carrier; and

     (b) do not damage, interfere with or cause any deterioration in the operation of the Other Carrier's Network

12.2 A Carrier must not modify, or take any action which would have the effect of modifying the operation of the Network of the Other Carrier or take any action with respect to the Other Carrier's Network which is without the Other Carrier's permission.

12.3 A Carrier must not interfere with the use of the Telecommunications Services provided by the Other Carrier, but this clause will not be taken as excusing a Carrier from the performance of any of its obligations under this Agreement.

12.4 The parties will cooperate to enable each other to meet the terms of their respective Licences and to fulfill their obligations under this Agreement and to provide Telecommunications Services to their customers. The parties will manage their Networks to minimise disruption to services and, in the event of interruption or failure of any service, will restore those services as soon as is reasonably practical. Each Carrier must manage, notify and correct faults arising in its Network which affect the provision of any Telecommunications Service by the Other Carrier:

     (a) as it would in the ordinary course for similar faults affecting the provision of Telecommunications Services by it; and

     (b) in accordance with the fault notification procedures and the principles of priority of repair of faults agreed by the ISG and documented in the relevant Manual.

12.5 STW agrees that Interconnect Traffic bound for Telekom Malaysia's PSTN Numbers and ATUR Numbers shall be routed directly to Telekom Malaysia via the agreed POIs and shall not be routed via the Network and the POI of another operator with a Licence in Malaysia

     12A.  NUMBERING

     12A.1 Both the Carries agree to comply with the obligations, operations and procedures in relation to the PSTN Numbers determined by the Numbering Plan promulgated by the Director General of Telecommunications.

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12A.2 Both Carriers shall have full discretion in allocating to its customers the PSTN Numbers which have been allocated for its use by the Director General of Telecommunications subject to the following conditions:

      (a) Every 10,000 block of numbers must be capable of reference to and restricted to one Telephone Area; and

      (b) Any allocation of PSTN Numbers facilitates access to and routing over the Telekom Malaysia's Network or STW's Network in accordance with the procedures laid down in the Technical and Implementation Manuals.

13.  NETWORK PROVISION AND OPERATIONAL LIAISON

13.1 The parties will:

     (a) use their best efforts to negotiate and agree and document as soon as reasonably practicable the provisions of the Technical and Implementation Manual and the Operations and Maintenance Manual and any other Manuals which the parties deem necessary to establish;

     (b) comply with the operational procedures and methods set out in the Manuals; and

     (c) where such procedures and methods have not been agreed, negotiate operational procedures and methods;

     in relation to:

     (1)  the planning, ordering, provisioning and delivery of services;

     (2)  the management of services including:

          (i) QOS indicators, reporting on performance in terms of those indicators and determining the appropriate action to be taken in the event that service quality falls below the agreed indicator levels;

         (ii) network operations in the event of Network failure, congestion and blockage; and

        (iii) ensuring that the parties Networks are adequately protected from harm;

     (3) test procedures and other technical and operational matters relating to the provision of services by one Carrier to the Other Carrier;

     (4)  the handling of customer operations; and

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     (5)  such other matters as the parties determine.

     13.1A It is agreed that the Technical and Implementation Manual will contain a requirement for STW to, inter alia:

          (a) provide a forecast for its required Interconnect Capacity on a monthly basis for the first eighteen (18) months including an undertaking that STW will pay the agreed rates for the first six
               (6) months of Interconnect Capacity (that Telekom Malaysia supplied or has offered to supply) irrespective of STW's actual use of that Interconnect Capacity; and

          (b) provide a five (5) year rolling forecast of the required Interconnect Capacity, updated on a six (6) monthly basis. This forecast will include Interconnect Capacity requirements on a quarterly basis for the first and second years and annually for years three to five.

     13.1B In addition to the requirements under the Technical and Implementation Manuals, each Carrier agrees to:

          (a) designate in writing the POI or POIs for the handover of Interconnect Traffic for every State and if different, for any Telephone Area; and

          (b) provide at least two (2) months prior written notice of its intention to designate a POI as the point for the handover of particular Interconnect Traffic that would affect the interconnect charges payable by a Carrier to the Other Carrier on any particular route. This notice period can be shortened by, agreement between the parties.

13.2 The co-ordination of the on-going inter carrier relationship will be undertaken by the ISG.

13.3 It is hereby expressly agreed that nothing in clause 13.1A or this Agreement obliges Telekom Malaysia in any way to provide any additional Network Capacity, Interconnect Capacity, Facilities, Services or otherwise unless it is in accordance with the terms of the Manuals. Pending finalisation of the Manuals, Telekom Malaysia may in its absolute discretion provide the same upon such terms and conditions as both parties may agree.

14.  INTELLECTUAL PROPERTY RIGHTS

14.1 All right, title and interest in and to any:

     (a) Intellectual Property (in relation to matters the subject of this Agreement) developed after the Commencement Date vests in the party who developed that Intellectual Property or for whom that Intellectual Property was developed by a third person; and

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     (b)  improvements to or adaptations, versions or modifications of
          Intellectual Property (in relation to matters the subject of this Agreement) vest in the party who developed that Intellectual Property or on behalf of whom that Intellectual Property was developed.

14.2 The parties will negotiate arrangements (including in respect of title) concerning Intellectual Property jointly developed in the course of performing or otherwise in connection with this Agreement.

14.3 The owner of Intellectual Property ("Owner") may take such steps and proceedings as it considers necessary or desirable to protect its rights in respect of the Intellectual Property and the rights of any other party to which the Intellectual Property has been disclosed or licensed ("User") and each User must render all reasonable assistance in connection with those steps or proceedings at the request and expense of the Owner.

14.4 A party must not use a trade mark belonging to another party as a trade mark without the prior written consent of that other party.

14.5 Each party ("INDEMNIFYING PARTY") indemnifies the other party ("INNOCENT PARTY") against all liability or loss arising directly or indirectly from, and all reasonable costs, charges and expenses incurred in connection with any claim, action, suit or demand alleging infringement by the Innocent Party of the rights of a third party arising from use by the Innocent Party of Intellectual Property disclosed or licensed by the Indemnifying Party under this Agreement. This indemnification will represent the only remedy and form of compensation available to the Innocent Party in relation to the infringement by the Innocent Party of the rights of a third party in relation to Intellectual Property licensed or disclosed by the Indemnifying Party under this Agreement.

15.  CONFIDENTIALITY

15.1 Subject to clause 15.3 each party must keep confidential all Confidential Information of another party which:

     (a) is disclosed, communicated or delivered to it by a party pursuant to this Agreement; or

     (b) comes to its knowledge or into its possession in connection with this Agreement,

     and must not:

     (c) use or copy such Confidential Information except for the purposes of this Agreement or as required by the Director General of Telecommunications; or

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       (d)  disclose or communicate, cause to be disclosed or communicated or otherwise make available such Confidential Information to any third person other than its directors, officers, employees and/or Professional Adviser to whom disclosure is necessary for the purposes of this Agreement.

15.2 Each party much establish and observe procedures adequate to protect the Confidential Information of another party and, without limiting the generality of the foregoing, must ensure that each of its directors, officers, employees and/or Professional Adviser to whom that Confidential Information is disclosed for the purposes of this Agreement is subject to and maintains the confidentiality obligations set out herein.

15.3 Except as otherwise provided in this Agreement, a party ("DISCLOSING PARTY") may only disclose the Confidential Information of another party only in accordance with a lawful and binding directive issued by the Director General of Telecommunications and provided that in each case the disclosing party:

       (i) has given twenty four (24) hours notice to the other party that it is required to disclose the Confidential Information so that the other party has an opportunity to protect the confidentiality of its Confidential Information; and

       (ii) provides the other party with a copy of the Confidential Information of that other party so disclosed.

15.4   Each party must co-operate in any action taken by another party to:

       (a) protect the confidentiality of the other party's Confidential Information; or

       (b)  enforce the rights in relation to its Confidential Information.

15.5 Confidential Information provided by one party to another party is provided for the benefit of that other party only. Each party acknowledges that no warranty is given by the disclosing party that the Confidential Information is or will be correct. However, the parties will use their best endeavors to ensure such information is correct.

15.6 Each party acknowledges that a breach of this clause 15 by one party may cause another party irreparable damage for which monetary damages would not be an adequate remedy. Accordingly, in addition to other remedies that may be available (including but not limited to recovery of monetary damages), a party may seek injunctive relief against such a breach or threatened breach.

15.7 A party may use CLI disclosed to it only for the purpose of providing inter carrier billing services provided that such use does not violate the Director General of Telecommunication's directive. The parties will co operate in the barring of CLI where required under law, by the Director-General's directive or as otherwise agreed.

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16.    LIABILITY AND INDEMNITY

GENERAL PRINCIPLE

16.1 Save to the extent that another provision of this Agreement expressly provides for (or expressly excludes or limits) a remedy, a liability or a form of compensation in relation to an act, omission or event, this clause shall regulate the liability (whether arising in contract, in tort, under statute or in any other way and whether due to negligence, willful or deliberate breach or any other cause) of a party to each other party under and in relation to this Agreement and in relation to any act, omission or event relating to or arising out of this Agreement.

INSURANCE

16.2 Without limiting or reducing STW's liability and responsibility as contained elsewhere in this Agreement, STW shall procure and maintain the following insurance applicable to its operations with respect to and for the duration of this Agreement:

       (a) Worker's Compensation and/or Social Security Insurance and/or Employer's Liability Insurance and/or other insurance with statutory limits as required by the laws of Malaysia to provide for payment to its employees employed on or in connection with the work covered by this Agreement and/or their dependents.

       (b) Comprehensive General Liability Insurance in the amount of Ringgit Malaysia Ten Million (RM10,000,000.00) for any one claim or series of claims arising out of an accident or occurrence in connection with this Agreement resulting in bodily injury and/or personal injury including death and property damage of Telekom Malaysia which shall arise out of or in consequence of any acts or omission of STW. Such policy shall include contractual liability.

DAMAGE TO PROPERTY

16.3 Either party ("DEFAULTING PARTY") shall indemnify and hold the other party safe and harmless from and against all damage to or destruction or loss of all or any property beneficially and/or absolutely owned by the other party arising out of any act or omission of either party, its servants or agent in so far as such damage, destruction or loss arises out of or in the course of or by reason of the carrying out any works for or in relation to the Interconnection or providing the Telecommunications Services.

DEATH AND PERSONAL INJURY

16.4 Subject to Clause 16.6.3, the defaulting party shall be absolutely liable for, and hereby indemnifies the other party from and against all claims in respect of all injuries to, including the death of any and all employees of the other party arising out of any act or omission of either party, its servants or agent.

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THIRD PERSON INDEMNITY

16.5 Subject to clause 16.6.3, the defaulting party shall indemnify and hold the other party safe and harmless from and against:

       (a) all injuries to, including death of; and/or

       (b) loss of or damage to property of;

       third parties arising out of or in connection with or in the course of or by reason of either party's breach or when due to any acts omission or default of either party, its servants and/or agents in the carrying out of any works for or in relation to the Interconnection or providing the Telecommunications Services.

LIABILITY

16.6.1 Neither party excludes liability for death or personal injury attributable to its own negligence or the negligence of its servants and agents.

16.6.2 Subject to Clause 16.5, either party shall not be liable to the other party or any other third party and shall not indemnify the other party for any claims, proceedings or actions brought or made by a third party against the other party howsoever arising including but not limited to:

       (a) the lack of or loss or interruption or any delays to access, interconnection transmission or otherwise; and

       (b) any claims, proceedings or actions brought or made against the other party by any person pursuant to a contractual relationship with the other party.

16.6.3 In no event will either Carrier's liability under this Agreement exceed in aggregate, [*] only.

EXCLUSION OF WARRANTIES

16.7 Except as expressly set out in this Agreement all representations, conditions and warranties (whether express or implied, statutory or otherwise) including but not limited to any implied warranty of merchantability, implied warranty of fitness for a particular purpose, implied warranty of non infringement and implied warranty arising out of the course of dealing custom or usage of trade with respect to any service provided by Telekom Malaysia are expressly negatived and excluded. The warranties set forth in this Agreement are the only warranties made by Telekom Malaysia and will not be enlarged or diminished without Telekom Malaysia's approval

16.8 In no event will Telekom Malaysia be liable to STW or any other person for loss of profits, business, use of data or special, exemplary, indirect, incidental, consequential or punitive damages of any kind for any reason, including, without limitation, the

_________________________________
* Confidential portion has been omitted and filed separately with the Commission.

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                                      33

       breach of this Agreement or any termination of this Agreement, whether such liability is asserted on the basis of contract, tort (including negligence and strict liability) or otherwise, even if Telekom Malaysia has been advised of the possibility of such damages. The essential purpose of this provision is to limit the potential liability of Telekom Malaysia arising out of this Agreement.

REMEDIES FOR WARRANTIES IMPLIED BY LAW

16.9 If a party breaches any condition or warranty implied by any applicable law rules or other regulations which cannot lawfully be excluded, to the extent permitted by applicable law the liability of the party is limited to:

       (a) in the case of services constituting or included in a service, the resupply of, or payment of the cost of resupplying, the service; and

       (b)  in the case of goods constituting or included in a service:

            (i) the replacement of the goods or the supply of equivalent goods; or

            (ii)  the repair of the goods; or

            (iii) the payment of the cost of replacing the goods or of acquiring equivalent goods; or

            (iv) the payment of the cost of having the goods repaired, at the election of the party.

17.  COMMENCEMENT, DURATION AND CONSEQUENCES OF BREACH

17.1 This Agreement takes effect on the Commencement Date, except the obligations to provide a service which is a Telecommunications Service which will take effect when all the material obligations in this Agreement have been fulfilled.

17.2   This Agreement shall remain in force until the earlier of:

       (a) the termination of Telekom Malaysia's Licence where Telekom Malaysia is not immediately granted another Licence; or

       (b) the termination of STW's Licence where STW is not immediately granted another Licence of that type; or

       (c)  the termination of this Agreement pursuant to CLAUSE 17.4 or 17.6.

17.3 Subject to CLAUSES 17.4 and 17.6, where either Carrier's Licence or part thereof is terminated and such Carrier is not immediately granted another licence of that type, the obligations under this Agreement shall terminate insofar as it affects or relates to

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       that part of the licence that has been terminated and the other obligations under this Agreement shall remain in force.

17.4 If either party breaches a material obligation in the opinion of the other party under this Agreement relating to, or arising out of a service, and:

       (a) after becoming aware of the breach, the affected party ("INJURED PARTY") gives notice in writing ("BREACH NOTICE") to the party in breach ("PARTY IN BREACH"):

            (i)   citing this CLAUSE 17.4; and

            (ii) specifying the breach and the service in respect of which the breach has occurred; and

            (iii) requiring the Party in Breach to institute remedial action in respect of that breach; and

       (b)  the Party in Breach:

            (i) fails to institute remedial action in respect of the breach within fourteen (14) days after receiving the Breach Notice; or

            (ii) having instituted remedial action in respect of the breach, fails to remedy the breach within thirty (30) days after receiving the Breach Notice,

       the Injured Party may at its discretion,

       (A) by written notice ("SUSPENSION NOTICE") given to the Party in Breach within thirty (30) days after the expiry of the fourteen
            (14) day or thirty (30) day period, as the case may be:

            (1)   (aa) refuse to continue to provide the party in breach. with the service:

                       (i) of the kind in respect of which the breach has occurred;

                       (ii) a request for which is made after the date of the
                            breach; and

                  (bb) refuse to provide any further Access Service,
                       Facilities, Facilities Access, Interconnect
                       Conditioning, Interconnect Support or Interconnection Service, Network Capacity, Network Conditioning, Network Facilities, Operations and Maintenance Support, Supplementary Services, Transmission Service or any other service support or capacity or part thereof, whether a request for the same has been agreed to or not by Telekom Malaysia; or

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            (2)  suspend the provision of any service of the kind in
                 respect of which the breach has occurred, until the breach is remedied in full.

     OR

       (B) terminate this Agreement forthwith by notice in writing to the Party in Breach ("TERMINATION NOTICE").

17.5 The issuance of a suspension notice shall not in any way prejudice or prevent the Injured Party from exercising its right to issue a termination notice under CLAUSE 17.4 provided the Injured Party has given the Party in Breach seven (7) days notice of its intention to terminate this Agreement if the suspension notice has been issued.

17.6   A party ("TERMINATING PARTY") may terminate this Agreement on fourteen
       (14) days notice in writing if:

       (a) an order is made or an effective resolution is passed for winding up or dissolution (otherwise than for the purposes of reconstruction or amalgamation) of the other party and the order or resolution remains in effect for a continuous period of sixty
            (60) days; or

       (b) a receiver, receiver and manager, official manager, provisional liquidator, liquidator, or like official is appointed over the whole or a substantial part of the undertaking and property of the other party and the appointment remains in effect for a continuous period of sixty (60) days; or

       (c) a holder of an encumbrance takes possession of the whole or any substantial part of the undertaking and property of the other party; or

       (d) a Force Majeure, substantially and adversely affecting the ability of a party to perform its obligations to the other party under this Agreement, continues for a period of ninety (90) days provided that the terminating party may not give notice under this clause unless the terminating party has negotiated or endeavoured to negotiate in good faith with the other party to remedy the Force Majeure and amend the terms of this Agreement to enable this Agreement to remain in full force and effect notwithstanding such inability to so perform but has failed to reach any agreement within thirty (30) days from the commencement of negotiations.

17.7 If, after the termination or expiry of this Agreement in whole or in part:

       (a) a Carrier ("NOTIFYING CARRIER") gives the Other Carrier notice requesting the Other Carrier to carry out necessary disconnection works and to return any equipment or facilities of the notifying Carrier or a third person installed by or for the notifying Carrier; and

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       (b)  the Other Carrier has failed to comply with the request, the notifying Carrier may enter the premises of the Other Carrier on reasonable notice for the purposes of carrying out any necessary disconnection works and repossessing such equipment and facilities. The Other Carrier on whose premises such equipment or facilities were installed is responsible for compensating the notifying Carrier for any such equipment or facility which is not delivered up in good condition (fair wear and tear excepted) and for making good all the damage to the notifying Carrier's premises, if the equipment or facilities of the Other Carrier are in the notifying Carrier's premises or under the notifying Carrier's care. The Other Carrier shall indemnify the other party in respect of any damage thereby caused to the premises, equipment and facilities of or under the care of the notifying Carrier.

17.8 Termination or expiry of this Agreement in whole or in part does not operate as a waiver of any breach by a party of any of its provisions and is without prejudice to any rights, liabilities or obligations of any party which have accrued up to the date of the termination or expiry, including a right of indemnity.

18.    REVIEW

18.1   If:

       (a) the Telecommunications Act (as in force at the Commencement Date) is amended or there is an introduction of a new law; or

       (b) a condition of a party's Licence (as at the Commencement Date) is amended or deleted or a new condition is imposed; or

       (c) a lawful directive is made by the Director General of Telecommunications,

       and such amendment, deletion, new condition or directive affects the rights or obligations of any of the parties under this Agreement, the parties agree to negotiate in good faith such amendments to this Agreement as are necessary or appropriate to ensure consistency between this Agreement and the Telecommunications Act or the new law, and the parties' respective Licences or the directive, as the case may be.

18.2 The obligation to negotiate set out in CLAUSE 18.1 commences promptly after delivery of a notice from one party to the other party setting out in reasonable detail the amendments sought.

18.3 For the avoidance of doubt, the provisions of this Agreement remain in full force and effect during any negotiations conducted under this CLAUSE 18 until commencement of an agreement replacing or amending this Agreement.

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19.  DISPUTE RESOLUTION

19.1.1 Each party shall use all reasonable endeavors to resolve any disputes arising from, as a result of or in connection with this Agreement.

19.1.2 Subject to CLAUSE 10.13, if any dispute or difference of any kind whatsoever shall arise between the parties in connection with or arising out of this Agreement (whether before or after the determination abandonment or breach of this Agreement) it shall be referred to and settled by the ISG comprising of a representative of Telekom Malaysia and STW and such respective representatives being headed by a person who holds a position not lower than general manager. The ISG shall state its decision in writing and give notice of the same to Telekom Malaysia and STW.

19.1.3 Such decision in respect of every matter so referred to the ISG shall be final and binding upon Telekom Malaysia and STW unless and until the same shall be revised as hereinafter provided in an amicable settlement or arbitral award and shall forthwith be given effect to by the parties who shall proceed with the provision of the Interconnection Services with all due diligence whether notice of dissatisfaction is given by either party as hereinafter provided or not.

19.1.4 If the ISG shall fail to give such decision for a period of ninety
       (90) days after being referred to the ISG or if either Telekom Malaysia or STW be dissatisfied with any such decision of the ISG then either Telekom Malaysia or STW may either within ninety (90) days after receiving notice of such decision or within ninety (90) days after the expiration of the first mentioned period of ninety (90) days (as the case may be) give notice to the other party of his intention to commence arbitration.

19.1.5 Any dispute in respect of which amicable settlement has not been reached as aforesaid shall be referred to an arbitrator to be agreed upon between the parties or failing agreement to be nominated on the application of either party by the Director for the time being of the Regional Centre for Arbitration in Kuala Lumpur and any such reference shall be deemed to be a submission to arbitration within the meaning of the Arbitration Act. No. 93 (Revised 1972) of Malaysia or any other law amending or replacing this Act.

19.1.6 If the ISG has given a decision and given notice thereof within a period of ninety (90) days as aforesaid and no notice of dissatisfaction has been given either by Telekom Malaysia or STW within a period of ninety (90) days from receipt of such notice thereof the said decision of the ISG shall remain final and binding upon Telekom Malaysia and STW.

19.1.7 Such arbitrator shall have full power to open up review and revise any decision, opinion, direction, certificate or valuation of the ISG and neither party shall be limited in the proceedings before such arbitrator to the evidence or arguments put before the ISG for the purpose of obtaining his decision above referred to.

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19.1.8 The award of the arbitrator shall be final and binding on the parties
       Provided Always that no decision given by the ISG shall disqualify any of them from being called as a witness and giving evidence before the arbitrator on any matter whatsoever relevant to the dispute or difference so referred to the arbitrator as aforesaid.

19.1.9 The arbitration shall be held at the Regional Centre for Arbitration at Kuala Lumpur using the facilities and assistance available.

19.2 Except as otherwise provided in the dispute resolution procedures in the Manuals, a party must continue to fulfill its obligations under this Agreement during the period of the dispute and any dispute resolution process invoked under this CLAUSE 19.

19.3 A party must not use any information obtained from another party solely during the course of any dispute resolution process invoked under this clause or the dispute resolution procedures in the Manuals for any purpose other than to resolve the dispute, by whatever means.

19.4   CLAUSE 19.1 may not be construed to preclude:

       (a) the right of a party under the Telecommunications Act to seek the Director General's involvement in the resolution of a dispute the subject of CLAUSE 19.1; or

       (b) the involvement of the Director-General of Telecommunications in the resolution of such a dispute where that involvement is within Director-General's functions and powers under the Telecommunications Act.

20.  INTERCONNECT STEERING GROUP

20.1 The parties will establish a body to be known as the "Interconnect Steering Group" or ISG which will be responsible for coordinating the activities of the Carriers, the operation of this Agreement and any matters specifically referred to the ISG under this Agreement. The ISO may establish such working groups as it thinks fit to report to it on particular issues.

20.2 Telekom Malaysia and STW will be equally represented on the ISG and such representatives shall fully represent and shall be authorised to bind the parties in regard to decisions made by the ISG.

21.  GENERAL PROVISIONS

FORCE MAJEURE

21.1 If a party is unable to perform any obligation (other than an obligation to pay money) under this Agreement by reason of Force Majeure and that party:

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       (a)  gives the other party to which the obligation is owed prompt notice of the Force Majeure with reasonably full particulars thereof and an estimate of the extent and duration of its inability to perform; and

       (b) shall continue to take all actions within its power to comply as fully as possible with the said terms and conditions,

       that obligation is suspended insofar as it is affected by, and during the continuance of the Force Majeure.

21.2 If the Force Majeure continues beyond fourteen."(14) days after the notice given under CLAUSE 21.1, the parties shall meet to discuss in good faith a mutually satisfactory resolution to the problem.

21.3 The requirement that a Force Majeure be removed with all possible diligence does not require the settlement of strikes, lockouts or other labour disputes or claims or demands on unreasonable terms. If a strike, lockout or other labour dispute or claim or demand principally concerns any matter the subject of this Agreement, the party affected must so notify and consult with the other party.

GOVERNING LAW

21.4 This Agreement and the transactions contemplated by it are governed by the laws of Malaysia.

21.5   In the event of:

       (a) a party seeking urgent interlocutory relief in respect of any matter; or

       (b) a party seeking relief in respect of another party failing to comply with the dispute resolution process set out in CLAUSE 19; or

       (c) a party seeking relief in respect of a manifest error or mistake of law of an expert committee, established by the parties pursuant to any dispute resolution procedures of the Manuals, each party irrevocably and unconditionally submits to the non exclusive jurisdiction of the Courts of Malaysia for such relief.

PARTIES TO ACT IN GOOD FAITH

21.6 Each party agrees that it will act in good faith in relation to each other party with respect to all matters relating to or contemplated by this Agreement.

                                                CONFIDENTIAL TREATMENT REQUESTED

COSTS

21.7 The parties agree to bear their own legal and other costs incurred in relation to the preparation, negotiation and execution of this Agreement and all documents contemplated by it (except where this Agreement or those other documents expressly provides to the contrary). The stamp duty in respect of this Agreement shall be borne by STW.

RELATIONSHIP OF THE PARTIES

21.8 The relationship of the parties to this Agreement is one of independent contractors only. Nothing in this Agreement is to be construed as creating an agency, partnership, association, trust or joint venture between the parties. Each party is responsible only for its obligations as set out in this Agreement.

SURVIVING OBLIGATIONS

21.9 Termination or expiration in whole or in part of this Agreement does not affect those clauses (including. without limitation, CLAUSES 14, 15, 16, 17.7, 17.8 AND 19) which by their nature survive termination or expiry.

RELATIONSHIP WITH THIRD PERSONS

21.10 Neither a party nor any of its employees, agents, representatives or contractors is to be deemed an employee, agent, contractor or representative of another party which is not a related body corporate of the first mentioned party.

21.11 Subject to this Agreement, no party has any authority to bind or oblige or incur any liability on behalf of another party and no such authority is to be implied.

21.12     CLAUSES 21.10 AND 21.11 have neither the effect nor imply:

          (a) that a party or any of its employees, agents, representatives or contractors is the employee agent contractor or representative of another party, or

          (b) that a party has the authority to bind or oblige or incur a liability on behalf of another party.

21.13 The Interconnecting Carrier may advise its customers that certain services are provided by the Access Carrier, but the Interconnecting Carrier must not represent that the Access Carrier jointly participates in the Interconnecting Carrier's services.

VARIATION

21.14     (a)  Subject to paragraphs (b) and (c) a variation of any part of this
               Agreement is valid if, and only if, made between and in writing subscribed by the parties.

                                                CONFIDENTIAL TREATMENT REQUESTED

          (b) Insofar as this Agreement sets forth the terms and conditions (including without limitation terms and conditions about charges) upon which each of the Carriers agrees to

               (i) interconnect its Network to the Network Facilities of the Other Carrier, and

               (ii) supply requested Telecommunications Services to the Other Carrier, and

               (iii) make available to the Other Carrier services facilities and information specified in the supplementary access conditions to which their relevant respective Licences are subject,

               a variation of those terms and conditions and of any part of this Agreement relating thereto is valid if made between and in writing subscribed by the Carriers provided it is in accordance with any applicable determination by the Director General of Telecommunications.

          (c) In this Agreement, a reference to this Agreement includes a reference to. this Agreement as varied from time to time by variations of the kinds referred to in paragraphs (a) and (b).

          (d) In the foregoing provisions of this clause 21.14 a reference to a variation includes a reference to an addition deletion amendment modification alteration or other variation.

ASSIGNMENT

21.15 No rights, benefits or obligations under this Agreement may be assigned by a party without the prior written consent of the other party.

REMEDIES CUMULATIVE

21.16 Subject to any clause or provision of this Agreement which provides for a remedy or form of compensation to the exclusion of any other remedy or form of compensation, the rights, powers and remedies provided in this Agreement are:

          (a)  cumulative; and

          (b) not exclusive of the rights, powers or remedies provided by law independent of this Agreement.

NOTICES

21.17 A notice, approval, consent, request or other communication in connection with this Agreement.

                                                CONFIDENTIAL TREATMENT REQUESTED

          (a)  must be in writing; and

          (b) must be left at the address of the addressee, or sent by prepaid ordinary post to the address of the addressee or sent by facsimile (to be followed by post) to the facsimile number of the addressee which is set out below or if the addressee notifies another address or facsimile number then to that address or facsimile number.

          The address and facsimile number of each party is:

          TELEKOM MALAYSIA:

          Attention:     Vice President, Corporate Strategy

          Address: Ibu Pejabat Telekom Malaysia, Jalan Pantai Baharu, 59200 Kuala Lumpur

          Facsimile:     03 232 1100

          STW:

          Attention:     Chief Financier Officer

          Address:       Wisma Segar, Jalan Tun Sambathan
                         50470 Kuala Lumpur

          Facsimile:     03 2735955

21.18 A notice, approval, consent, request or other communication takes effect from the time it is received unless a later time is specified in it.

21.19 A notice, approval, consent, request or other communication is, in the absence of contrary evidence, deemed to be received:

          (a)  in the case of a posted letter, on the third day after posting;
               and

          (b) in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicated that the facsimile was sent in its entirety to the facsimile number of the recipient; and

          (c) in the case of a communication left at the address of the addressee, at the time the communication was so left.

WAIVER

21.20 A provision of or right under this Agreement may not be waived except in writing signed by the party or parties to be bound.

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                                                CONFIDENTIAL TREATMENT REQUESTED
                                      43

ENTIRE AGREEMENT

21.21 This Agreement, any agreement arising under CLAUSE 2.8 and the Schedules and Manuals constitute the entire agreement of the parties regarding the subject matter of this agreement.

SEVERABILITY

21.22 The whole or any part of any clause in this Agreement that is illegal or unenforceable:

          (a)  will be:

               (1) read down to the extent necessary so that it is legal and enforceable; or

               (2) severed (if it cannot be read down in accordance with paragraph (1)); and

          (b) will not affect the continued operation of the remaining provisions of this Agreement.

INCONSISTENCIES

21.23 In the event of any inconsistency between this Agreement and the Manuals the terms of this Agreement shall prevail.

                                                CONFIDENTIAL TREATMENT REQUESTED

SIGNED by  Dr. Abdul Rahim HJ. Daud      )
as authorised representative for TELEKOM )
MALAYSIA BERHAD in the presence of:      )
                                         )
                                         )
/s/ Tuan Syed Hussain Syed Hamdah        )
-------------------------------------    )
Signature of Witness                     )
                                         )
                                         )
Tuan Syed Hussain Syed Hamdah            )
-------------------------------------    )
Name of witness (block letters)          ) /s/ Dr. Abdul Rahim HJ. Daud
                                         ) ---------------------------------
                                         ) By executing this Agreement the
0815712                                  ) signatory warrants that the signatory
-------------------------------------    ) is duly authorised to execute this
NRIC No. of witness                      ) Agreement on behalf of TELEKOM
                                         ) MALAYSIA BERHAD (Company No. 128740P)
                                         )
Chief Network Implementation             )
-------------------------------------    )
Occupation of witness                    )


SIGNED by  HJ. Shuaib B. HJ. Lazim       )
as authorised representative for         )
SYARIKAT TELEFON WIRELESS (M) SDN        )
BHD in the presence of                   )
                                         )
                                         )
                                         )
                                         )
                                         )
                                         )
/s/ HJ. Rosli B. Man                     )
-------------------------------------    )
Signature of Witness                     )
                                         )
                                         )
HJ. Rosli B. Man                         )
-------------------------------------    )
Name of witness                          )
                                         ) /s/ HJ. Shuaib B. HJ. Lazim
                                         ) ---------------------------------
530614-02-5009                           ) By executing this Agreement the
-------------------------------------    ) signatory warrants that the signatory
NRIC No. of witness                      ) is duly authorised to execute this
                                         ) Agreement on behalf of
                                         ) SYARIKAT TELEFON WIRELESS (M) SDN BHD
Managing Director                        ) (Company No. 257906 T)
-------------------------------------    )
Occupation of witness                    )
                                         )

                                                CONFIDENTIAL TREATMENT REQUESTED

                                  SCHEDULE 1

                      CHARGES AND CHARGING PRINCIPLES

1.   CHARGING PRINCIPLES

1.1 That, in respect of Access Charges, the principles of revenue sharing will be adopted such that the end to end customer tariff will be apportioned between Carriers on the basis of point of call handover in the manner detailed in this Schedule. As a result of Access Charges being generally based on a share of the customer tariff, revenue apportionment is on Successful Call basis save as expressly stated in this Agreement.

1.2 The parties agree that a revenue sharing arrangement promotes investment in the local access network, and new service rollout, which is consistent with Malaysia's National Telecommunications Policy and its challenging penetration targets and automatically builds in a contribution to Telekom Malaysia's access deficit which results from the current distorted PSTN tariff structure.

1.3 The agreed revenue shares in this Schedule are based on the gazetted PSTN tariffs and the Telephone Areas and not the actual call charge levied on a customer by STW or Telekom Malaysia. Any discount from the PSTN tariff given to STW customer for a call from STW Network to Telekom Malaysia's Network, unless agreed in writing beforehand by Telekom Malaysia, shall be borne by STW from its share of the retention. Any discount from the gazetted PSTN tariff given to Telekom Malaysia's customer for a call from Telekom Malaysia's Network to the STW Network, unless agreed in writing before hand by STW, shall be borne by Telekoni Malaysia from its share of the retention.

1.4 (a) The rates detailed in this Schedule are fixed for a two (2) year period from the Commencement Date when a review of these Access Charges will take place. Failing reaching agreement on any revised rates the current charges shall continue to apply.

     (b) The parties agree to adjust the payments upon reaching an agreement on the revised rates. If the amounts paid to date for the period pending agreement ("said Period") are higher than the amounts payable under the revised rates then the other party will credit such difference (free of interest) within fourteen (14) Business Days from the date of agreement to the invoiced party. If the amounts paid to date for the said Period are less than the amounts payable under the revised rates then the invoiced party will pay in full such difference (free of interest) within fourteen (14) Business Days from the date of agreement to the other party.

1.5 For a [*] year period from the Commencement Date, STW will route all of its international Interconnect Traffic through Telekom Malaysia.

-------------------
* Confidential portion has been omitted and filed separately with the Commission.

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                                       46

                                 NOTES TO TABLE 1

     1. The following words have these meanings in the Notes to Table 1 unless the contrary intention appears:

          "BAND" refers the different bands of Effective Trunk Calls set out in tables of the Schedule to Telephone Regulations 1996. The applicable band is determined by reference to the radial distance between area and district charge points and as otherwise described in the said Regulation. Band A is the band with the lowest radial distance, Band B is the band with the second lowest radial distance and so forth.

          "EFFECTIVE NATIONAL CALL" has the meaning given to it in section 2 of the Telephone Regulations 1996.

          "INTERSTATE CALLS" means those Successful Calls which originate from a PSTN Number and terminate on a PSTN Number located in another State.

          "INTRASTATE CALLS" means those Successful Calls which originate from a PSTN Number and terminate on a PSTN Number located within a State.

          "EFFECTIVE LOCAL CALL" has the meaning given to it in Section 2 of the Telephone Regulations 1996.

          "TRANSIT CALLS" are calls bound for other Networks where Telekom Malaysia provides transit and must pay the terminating carrier for call termination.

     2. The applicable interconnect charge (revenue shares) for calls between PSTN Numbers between the parties to this Agreement are to be determined in relation to:

          (a) the location of the PSTN Number where the call originated from and the location of the PSTN Number where the call should have terminated (that is, "end to end" billing); and

          (b) the location of the POI where the Interconnecting Carrier hands over the call to the Access Carrier.

     3. The call charges to be apportioned between the parties are as set in the Telephone Regulations 1996. If such Regulations are amended such that the call charges in the said Regulations become maximum call charges then the maximum call charges shall be used for the calculation of the applicable revenue share except as otherwise agreed in writing between the parties.

     4. For the purposes of clarification the revenue shares in the tables shall apply irrespective of whether the applicable trunk fees are for the full rate period or reduced rate period as defined in section 10(2) of the Telephone Regulations 1996.

                                                CONFIDENTIAL TREATMENT REQUESTED

     5. In cases where the call charges in the Telephone Regulations 1996 are calculated on a per call basis and not on a timed basis the revenue shares will also be calculated on a per call basis.

     6. The call charges in the Telephone Regulations 1996 are subject to review. Any amendment to the said Regulations will be immediately effective upon notification in the gazette of the effective date.

     7. Nothing in this Schedule shall be construed to give a Carrier the benefit or partial benefit of free allowance of call units provided by the Other Carrier to its customers in accordance with clause 4 of the Schedule (or such other clause as amended in order to reflect the same) to the Telephone Regulations 1996.

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                                       48


                             NOTES TO TABLES 2 AND 3

     1. The following words have these meanings in the Notes to Tables 2 and 3 unless the contrary intention appears:

          "ATUR EXCHANGE AREA" has the meaning given to it in section 2 of the Telecommunications (Automatic Telephone Using Radio Services) Regulations 1986, as amended.

     2. The applicable interconnect charge (revenue shares) for Successful Calls between ATUR Numbers and STW's PSTN Numbers are to be determined in relation to:

          (a) the location of the PSTN Number where the call originated and registered location of the ATUR Number where the call should have terminated (that is, "end to end" billing); or

          (b) the actual location of the ATUR Number where the call originated and the location of the PSTN Number where the call should have terminated (that is, "end to end" billing); and

          (c) the location of the POI where the Interconnecting Carrier hands over the call to the Access Carrier.

     3. For calls between ATUR Numbers and STW's PSTN Numbers, the call charges to be apportioned are set in the Telecommunications (Automatic Telephone Using Radio Services) Regulations 1986, as amended. If these Regulations are amended such that the call charges in the said Regulations become maximum call charges then the maximum call charges shall be used for the calculation of the applicable revenue share except as otherwise agreed in writing between the parties.

     4. For the purposes of clarification the revenue shares in the tables shall apply irrespective of whether the applicable trunk fees are for the "full rate" period or "reduced rate" period as defined in section 2 of the Telecommunications (Automatic Telephone Using Radio Services) Regulations 1986, as amended.

     5. The call charges in the Telecommunications (Automatic Telephone Using Radio Services) Regulations 1986, as amended, are subject to review. Any amendment to the said Regulations will be immediately effective upon notification in the gazette of the effective date.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 2

                          DIRECTORY ASSISTANCE SERVICES

     1.1 The charge for each Directory Assistance Service Call shall be [*] per Successful Call. For the purposes of this Schedule, a Successful Call in respect of a Directory Assistance Service Call, is a maximum of [*] directory enquiries by caller on the STW's Network.

    1.2 Notwithstanding anything to the contrary in this Agreement the above mentioned charges in item 1.1 will be subject to an increase of [*] per annum.












__________________
* Confidential portion has been omitted and filed separately with the Commission.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                    SCHEDULE 3

                                 SPECIAL SERVICES

     1.   OPERATOR ASSISTANCE SERVICES

     1.1 Telekom Malaysia agrees to provide the following Operator Assistance Services for STW:

          (a)  '101' Telephonist assisted trunk calls;
          (b)  '104' Telegram Service;
          (c)  '108' Telephonist assisted international calls;
          (d)  '1062' Calls to Ships; and
          (e) such other operator services agreed in writing between the parties.

     1.2 The charge for such services will be [*] per Communication Attempt (except [*] calls which shall be [*] per Communications Attempt) in addition to the gazetted Telekom Malaysia rates for operator assisted calls.

     1.3 Notwithstanding anything to the contrary in this Agreement the above mentioned charges in item 1.2 will be subject to an increase of [*] per annum.

     1.4 Telekom Malaysia will provide Operator Assistance Services for STW to the same QOS standard it treats Call Communications of a similar nature within its own Network.

     1.5 STW agrees that consistent with the provision of Operator Assistance Services to it by Telekom Malaysia, all '108' Telephonist assisted international calls originating from PSTN Number on STW's Network shall be routed by the international Network of Telekom Malaysia.

     1.6 STW agrees that it will route calls with the dial codes of '100', '102' and '1061' which originate from PSTN Numbers on its Network to its own fault reporting centre or customer service centre number as appropriate and will handle fault reporting and customer services. Each Carrier will charge [*] per Communications Attempt for calls transferred from STW fault reporting centre or customer service centre to Telekom Malaysia's fault reporting centre or customer service centre.

     2.   EMERGENCY SERVICE CALLS

     2.1 Upon receiving Emergency Service Calls delivered by STW to Telekom Malaysia's Gateway, Telekom Malaysia will route the calls directly or via a Telekom Malaysia operator to the appropriate emergency service through its Network.


__________________
* Confidential portion has been omitted and filed separately with the Commission.

                                                CONFIDENTIAL TREATMENT REQUESTED

     2.2 While Telekom Malaysia will attempt to route the calls directly to the appropriate emergency service in areas where such emergency services have established their own centres for handling Emergency Service Calls, STW acknowledges that due to certain technical limitations, some Emergency Service Calls will be routed via a Telekom Malaysia operator to such centres notwithstanding that the Emergency Service Call originated from a PSTN Number that may be located in an area served by such a centre.

     2.3 STW shall pay Telekom Malaysia [*] per each Emergency Service Call which is routed to a Telekom Malaysia Operator and [*] per each Emergency Call which is directly routed to an emergency services centre respectively.

     2.4 Notwithstanding anything to the contrary in this Agreement the charges in item 2.3 will be subject to an increase of [*] percent per annum.

     2.5 Telekom Malaysia will provide Emergency Service Calls for STW to the same QOS standard it treats Call Communications of a similar nature within its own Network

     2.6 Telekom Malaysia excludes all liability to STW and/or any other party which may directly or indirectly arise out of or in connection with the provision of the emergency service or Interconnection of Emergency Service Calls whether arising in contract, tort, by statute or otherwise. This exclusion and limitation of liability is in addition to the exclusions and limitations of Telekom Malaysia's liability under clause 16 of this Agreement.

     3.   REVERSE CHARGE CALLS

     3.1 As requested by STW, Telekom Malaysia is not to provide STW and its customers with Reverse Charge Call service.

     4.   TOLL FREE NUMBER CALLS

     4.1 A call made to a Toll Free Number will, as between the parties, be treated:

          (a) where the Call is made from a STW PSTN Number to a Toll Free Number on the Telekom Malaysia Network, as if the Call Communication originated on the Network of Telekom Malaysia; and

          (b) where the Call is made from a Telekom Malaysia PSTN Number or ATUR Number to a Toll Free Number on the STW Network, as if the Call Communication originated on the Network of STW.

     4.2 For calls from PSTN Numbers to the Other Carrier's Toll Free Numbers the parties agree that the Local Call charge which is levied on the PSTN Number which actually originated the call to the Toll Free Number shall be retained by the Interconnecting


__________________
* Confidential portion has been omitted and filed separately with the Commission.

                                                CONFIDENTIAL TREATMENT REQUESTED

          Carrier while the other revenues generated by the call shall be retained by the Access Carrier. In the event that the Local Call charge for calls to the Toll Free Numbers is reduced, the Carriers agree to negotiate an appropriate revenue share for the Interconnecting Carrier.

     4.3 For calls from ATUR Numbers to STW's Toll Free Numbers Telekom Malaysia shall be entitled to charge its customers the applicable gazetted tariff for directly dialled calls (within an ATUR exchange area) in accordance with the Telecommunications (Automatic Telephone Using Radio Services) Regulations 1986. This airtime revenue shall be shared between the parties on the basis of [*] for Telekom Malaysia and [*] for STW.

     4.4 All calls to Toll Free Numbers of the Other Carrier shall be handed over on a Near end Handover basis.

     5.   CALLING CARD CALLS

     5.1 A Carrier shall be entitled to invoice the calling card account holder for any originating calls from the Other Carrier's number using the Carrier's calling card as the caller is the Carrier's customer.

     5.2 For calling card calls from the Other Carrier's PSTN Numbers the Carriers agree to share only the Call charge which is levied on the PSTN Number which originated the call to the dial code or dial code and number by which the Carrier's calling card service may be accessed. At the date of signing of this agreement the dial code for Telekom Malaysia's calling card is "1092".

     5.3 All calls to the dial code or dial code and number by which the Carrier's calling card service may be accessed shall be handed over on a Near end Handover basis.

     6.   INFORMATION SERVICES CALLS

          STANDARD RATE SERVICE CALLS

     6.1 Telekom Malaysia agrees to provide access to the following Information Services for customers of STW:

          (a)  '1051' Time Announcement;
          (b)  '1052' Weather (Kuala Lumpur and Petaling Jaya only);
          (c)  '1055' Time announcement for breaking fast; and
          (d) such other information services agreed in writing between the parties.

     6.2 The charge to STW for calls to such services will be the gazetted rate for Local Calls.


__________________
* Confidential portion has been omitted and filed separately with the Commission.

                                                CONFIDENTIAL TREATMENT REQUESTED

     PREMIUM RATE SERVICE CALLS

     6.3 The Carriers hereby agree that reciprocal access will not be provided for each other's customers to the information services which utilise the '600' numbering range on each Carrier's Network unless otherwise agreed in writing between the Carriers.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                   SCHEDULE 4

                                TELEPHONE AREAS

                                                CONFIDENTIAL TREATMENT REQUESTED

TABLE 1: INTERCONNECTION (REVENUE SHARING) CHARGES FOR CALLS
         BETWEEN PSTN NUMBERS - STW


------------------------------------------------------------------------------------------------------------------------------
TYPE OF ARRANGEMENT                                                Call Category
------------------------------------------------------------------------------------------------------------------------------
                                                   Local Call         Band A           Band B         Band C         Band D
                                                   Orig:Term          Orig:Term        Orig:Term      Orig:Term      Orig:Term
------------------------------------------------------------------------------------------------------------------------------
A.  INTRASTATE CALLS
------------------------------------------------------------------------------------------------------------------------------
A.1  Intrastate Calls handed by Interconnecting       [*]               [*]              [*]             [*]        not
     Carrier to the Access Carrier at POI                                                                           applicable
     located within the State
------------------------------------------------------------------------------------------------------------------------------
A.2  Intrastate Calls handed by Interconnecting
     Carrier to the Access Carrier at a POI
     located outside the State where:
------------------------------------------------------------------------------------------------------------------------------
     (a) the POI is designated by the                 [*]               [*]              [*]             [*]        not
         Interconnecting Carrier; or,                                                                               applicable
------------------------------------------------------------------------------------------------------------------------------
     (b) the POI is designated by the Access Carrier  [*]               [*]              [*]             [*]        not
                                                                                                                    applicable
------------------------------------------------------------------------------------------------------------------------------
B.  INTERSTATE CALLS
------------------------------------------------------------------------------------------------------------------------------
B.1 Interstate Calls handed by the Interconnecting    [*]               [*]              [*]             [*]        [*]
    Carrier to the Access Carrier at a POI within
    the State where the call originates
------------------------------------------------------------------------------------------------------------------------------
B.2 Interstate Calls handed by the Interconnecting    [*]
    Carrier to the Access Carrier at a POI which is
    not located either within the state where the
    Interstate call originated or the state where
    the Interstate Calls will terminate where:
------------------------------------------------------------------------------------------------------------------------------
    (a) the POI is designated by the Interconnecting  [*]               [*]              [*]             [*]        [*]
        Carrier; or
------------------------------------------------------------------------------------------------------------------------------
    (b) the POI is designated by the Access Carrier.  [*]               [*]              [*]             [*]        [*]
------------------------------------------------------------------------------------------------------------------------------
B.3 Interstate Calls handed by the Interconnecting    [*]               [*]              [*]             [*]        [*]
    Carrier to the Access Carrier at POI located
    within the State where the Interstate Calls
    will terminate.
------------------------------------------------------------------------------------------------------------------------------

Note: "Orig' refers to the revenue share retained by the Interconnecting Carrier originating the call and "Term' refers to the revenue share retained by the Access Carrier for terminating the call




----------------
* Confidential portion has been omitted and filed separately with the Commission.

                                                CONFIDENTIAL TREATMENT REQUESTED

TABLE 2: INTERCONNECT CHARGES (REVENUES SHARES) FOR DIRECT DIALLED CALLS BETWEEN ATUR NUMBERS AND STW'S PSTN NUMBERS


-------------------------------------------------------------------------------------------------
DIRECT DIALLED CALLS         Within same ATUR       Between Adjacent         Between Non Adjacent
                             exchange area          ATUR exchange area       ATUR exchange areas
-------------------------------------------------------------------------------------------------
                                Orig:Term               Orig:Term                 Orig:Term
-------------------------------------------------------------------------------------------------
Near end Handover                  [*]                     [*]                       [*]
Far end Handover                   [*]                     [*]                       [*]
-------------------------------------------------------------------------------------------------


Note: "Orig' refers to the revenue share retained by the Interconnecting Carrier for originating the call and "Term' refers to the revenue share retained by the Access Carrier for terminating the call.

-----
* Confidential portion has been omitted and filed separately with the Commission.

                                                CONFIDENTIAL TREATMENT REQUESTED

                                  CALLS TO SINGAPORE
                                 Interconnect Charges

------------------------------------------------------------------------------
                                                            STW ORIGINATE
TYPE OF ARRANGEMENT            Charge Band
------------------------------------------------------------------------------
                                                            STW RETENTION
------------------------------------------------------------------------------
                                                              Rev. Share
                                                              Percentage
------------------------------------------------------------------------------
 TYPE I - FAR END HAND OVER    Peninsular Malaysia            [*]
         (FEH)
------------------------------------------------------------------------------
                               Sagah, Sarawak & FT Labuan     [*]
------------------------------------------------------------------------------
TYPE II - NEAR END HAND OVER   Peninsular Malaysia            [*]
          (NEH)
------------------------------------------------------------------------------
                               Sabah, Sarawak & FT Labuan     [*]
------------------------------------------------------------------------------
TYPE I AND TYPE II             Johor Bahru Charge District    [*]
                               (PSTN CODE 07)
------------------------------------------------------------------------------

Note:
i)    [*]

ii) Telekom Malaysia shall pay STW [*] per minute for Standard Rate call and [*] per minute for Reduced Rate call for calls originating in Singapore and terminating elsewhere in Malaysia.

      Payment to STW will be made only when TELEKOM MALAYSIA has received inpayment from Singapore.


------------------
*Confidential portion has been omitted and filed separately with the Commission.

                              CONFIDENTIAL TREATMENT REQUESTED


DOMESTIC TRANSIT CALL

Interconnect Charges

STW calls transitting Telekom Malaysia's network (where STW is the originator and the terminator).

A)   INTRASTATE CALLS (SIMPLE TRANSIT)

-------------------------------------------------------------------------------
Charge Band                         STW Retention           Payment to TM
-------------------------------------------------------------------------------
                                     Rev. Share              Rev. Share
                                     Percentage              Percentage
-------------------------------------------------------------------------------
Local Call                              [*]                      [*]
-------------------------------------------------------------------------------
Band A                                  [*]                      [*]
-------------------------------------------------------------------------------
Band B                                  [*]                      [*]
-------------------------------------------------------------------------------
Band C                                  [*]                      [*]
-------------------------------------------------------------------------------


B)   INTERSTATE CALLS (TRUNK TRANSIT)

-------------------------------------------------------------------------------
Charge Band                         STW Retention            Payment to TM
-------------------------------------------------------------------------------
                                     Rev. Share               Rev. Share
                                     Percentage               Percentage
-------------------------------------------------------------------------------
Local Call                              [*]                      [*]
-------------------------------------------------------------------------------
Band A                                  [*]                      [*]
-------------------------------------------------------------------------------
Band B                                  [*]                      [*]
-------------------------------------------------------------------------------
Band C                                  [*]                      [*]
-------------------------------------------------------------------------------
Band D                                  [*]                      [*]
-------------------------------------------------------------------------------



----------------------------
* Confidential portion has been omitted and filed separately with the Commission.

                              CONFIDENTIAL TREATMENT REQUESTED

DOMESTIC TRANSIT CALL

Interconnect Charges

1)   FIXED NETWORK TO FIXED NETWORK TRANSIT+

     (where traffic originated from STW terminated into another network and vice versa)

A)   INTRASTATE CALLS (SIMPLE TRANSIT)

-------------------------------------------------------------------------------
Charge Band                          STW ORIGINATE         STW TERMINATE
-------------------------------------------------------------------------------
                                     STW Retention         Payment to STW
-------------------------------------------------------------------------------
                                      Rev. Share            Rev. Share
                                      Percentage            Percentage
-------------------------------------------------------------------------------
Local Call                               [*]                   [*]
-------------------------------------------------------------------------------
Band A                                   [*]                   [*]
-------------------------------------------------------------------------------
Band B                                   [*]                   [*]
-------------------------------------------------------------------------------
Band C                                   [*]                   [*]
-------------------------------------------------------------------------------


B)   INTRASTATE CALLS (TRUNK TRANSIT)

-------------------------------------------------------------------------------
Charge Band                          STW ORIGINATE         STW TERMINATE
-------------------------------------------------------------------------------
                                     STW Retention         Payment to STW
-------------------------------------------------------------------------------
                                      Rev. Share            Rev. Share
                                      Percentage            Percentage
-------------------------------------------------------------------------------
Local Call                               [*]                   [*]
-------------------------------------------------------------------------------
Band A                                   [*]                   [*]
-------------------------------------------------------------------------------
Band B                                   [*]                   [*]
-------------------------------------------------------------------------------
Band C                                   [*]                   [*]
-------------------------------------------------------------------------------
Band D                                   [*]                   [*]
-------------------------------------------------------------------------------


2)   STW TO MOBILE NETWORK TRANSIT (INCLUDING TRUNK TRANSIT)++

-------------------------------------------------------------------------------
                                 STW (FIXED) ORIGINATE       STW (FIXED)
Charge Band                                                   TERMINATE
-------------------------------------------------------------------------------
                                    STW Retention          Payment to STW
-------------------------------------------------------------------------------
                                     Rev. Share              Rev. Share
                                     Percentage              Percentage
-------------------------------------------------------------------------------
Within the                               [*]                   [*]
same ATUR Exchange area
-------------------------------------------------------------------------------
Between                                  [*]                   [*]
Adjacent ATUR Exchange area
-------------------------------------------------------------------------------
Between                                  [*]                   [*]
Non Adjacent ATUR Exchange area
-------------------------------------------------------------------------------



+  Where the Telephone Regulations (as ammended) apply.
++ Were the Telecommunications (Automatic Telephone using Radio Services) Regulation 1966 apply.

--------------------------
* Confidential portion has been omitted and filed separately with the Commission.

                              CONFIDENTIAL TREATMENT REQUESTED

1. TELEKOM MALAYSIA/SYARIKAT TELEFON WIRELESS INTERNATIONAL CALLS REVENUE APPORTIONMENT



                      Existing IDD Rate                  STW Share
    Country

                   Standard        Reduced          Standard       Reduced
                   (RM/MIN)        (RM/MIN)

 1  Netherlands      [*]             [*]              [*]%          [*]%
 2  Thailand         [*]             [*]              [*]%          [*]%
 3  Thailand South   [*]             [*]              [*]%          [*]%
 4  Canada           [*]             [*]              [*]%          [*]%
 5  France           [*]             [*]              [*]%          [*]%
 6  Italy            [*]             [*]              [*]%          [*]%
 7  Japan            [*]             [*]              [*]%          [*]%
 8  Alaska           [*]             [*]              [*]%          [*]%
 9  Australia        [*]             [*]              [*]%          [*]%
 10 Brunei           [*]             [*]              [*]%          [*]%
 11 Cyprus           [*]             [*]              [*]%          [*]%
 12 Gambia           [*]             [*]              [*]%          [*]%
 13 Germany          [*]             [*]              [*]%          [*]%
 14 Iran             [*]             [*]              [*]%          [*]%
 15 Ireland          [*]             [*]              [*]%          [*]%
 16 Kyrgyzstan       [*]             [*]              [*]%          [*]%
 17 Liechtenstein    [*]             [*]              [*]%          [*]%
 18 Lithuania        [*]             [*]              [*]%          [*]%
 19 Madeira          [*]             [*]              [*]%          [*]%
 20 Monaco           [*]             [*]              [*]%          [*]%
 21 Nigeria          [*]             [*]              [*]%          [*]%
 22 Niue Island      [*]             [*]              [*]%          [*]%
 23 Phillipines      [*]             [*]              [*]%          [*]%
 24 Portugal         [*]             [*]              [*]%          [*]%
 25 Puerto Rico      [*]             [*]              [*]%          [*]%
 26 Slovak Rep       [*]             [*]              [*]%          [*]%
 27 Slovenia         [*]             [*]              [*]%          [*]%
 28 South Africa     [*]             [*]              [*]%          [*]%
 29 South Korea      [*]             [*]              [*]%          [*]%
 30 Swaziland        [*]             [*]              [*]%          [*]%
 31 Sweden           [*]             [*]              [*]%          [*]%
 32 Taiwan           [*]             [*]              [*]%          [*]%
 33 Tajikistan       [*]             [*]              [*]%          [*]%
 34 Turkey           [*]             [*]              [*]%          [*]%
 35 United Kingdom   [*]             [*]              [*]%          [*]%
 36 USA              [*]             [*]              [*]%          [*]%
 37 Venezuela        [*]             [*]              [*]%          [*]%
 38 Zambia           [*]             [*]              [*]%          [*]%
 39 Jordan           [*]             [*]              [*]%          [*]%
 40 Algeria          [*]             [*]              [*]%          [*]%
 41 Andorra          [*]             [*]              [*]%          [*]%
 42 Antigua          [*]             [*]              [*]%          [*]%
 43 Armenia          [*]             [*]              [*]%          [*]%
 44 Azores           [*]             [*]              [*]%          [*]%

 -----------------------

  * Confidential portion has been omitted and filed separately with the Commission.

                                                CONFIDENTIAL TREATMENT REQUESTED




                                Existing IDD Rate             STW share
     Country
                               Standard     Reduced     Standard     Reduced
                               (RM/MIN)     (RM/MIN)

45 Bahamas                     [*]          [*]            [*]%        [*]%

46 Bahrain                     [*]          [*]            [*]%        [*]%

47 Barbados                    [*]          [*]            [*]%        [*]%

48 Belarus                     [*]          [*]            [*]%        [*]%

49 Belgium                     [*]          [*]            [*]%        [*]%

50 Benin                       [*]          [*]            [*]%        [*]%

51 Bermuda                     [*]          [*]            [*]%        [*]%

52 Bhutan                      [*]          [*]            [*]%        [*]%

53 Bolivia                     [*]          [*]            [*]%        [*]%

54 Bosnia                      [*]          [*]            [*]%        [*]%

55 Botswana                    [*]          [*]            [*]%        [*]%

56 Christmas Is.               [*]          [*]            [*]%        [*]%

57 Cocos Is.                   [*]          [*]            [*]%        [*]%

58 Colombia                    [*]          [*]            [*]%        [*]%

59 Comores                     [*]          [*]            [*]%        [*]%

60 Costa Rica                  [*]          [*]            [*]%        [*]%

61 Crotia                      [*]          [*]            [*]%        [*]%

62 D Garcia                    [*]          [*]            [*]%        [*]%

63 Denmark                     [*]          [*]            [*]%        [*]%

64 Dom Rep                     [*]          [*]            [*]%        [*]%

65 Falkland Is.                [*]          [*]            [*]%        [*]%

66 Finland                     [*]          [*]            [*]%        [*]%

67 Gibraltar                   [*]          [*]            [*]%        [*]%

68 Greenland                   [*]          [*]            [*]%        [*]%

69 Grenada                     [*]          [*]            [*]%        [*]%

70 Guadeloupe                  [*]          [*]            [*]%        [*]%

71 Guam                        [*]          [*]            [*]%        [*]%

72 Guyana                      [*]          [*]            [*]%        [*]%

73 Hawaii                      [*]          [*]            [*]%        [*]%

74 Hong Kong                   [*]          [*]            [*]%        [*]%

75 Hungary                     [*]          [*]            [*]%        [*]%

76 Iceland                     [*]          [*]            [*]%        [*]%

77 India                       [*]          [*]            [*]%        [*]%

78 Indonesia                   [*]          [*]            [*]%        [*]%

79 Jamaica                     [*]          [*]            [*]%        [*]%

80 Kenya                       [*]          [*]            [*]%        [*]%

81 Kiribati                    [*]          [*]            [*]%        [*]%

82 Korea Pdr                   [*]          [*]            [*]%        [*]%

83 Lesotho                     [*]          [*]            [*]%        [*]%

84 Macao                       [*]          [*]            [*]%        [*]%

85 Malawi                      [*]          [*]            [*]%        [*]%

86 Maldive Is.                 [*]          [*]            [*]%        [*]%

87 Mauritania                  [*]          [*]            [*]%        [*]%

88 Mauritius                   [*]          [*]            [*]%        [*]%

89 Nakhoda Rep                 [*]          [*]            [*]%        [*]%

90 Nepal                       [*]          [*]            [*]%        [*]%


-------------------------------
* Confidential portion has been omitted and filed separately with the Commission.

                              CONFIDENTIAL TREATMENT REQUESTED

                           Existing IDD Rate              STW Share
     Country
    ---------           ----------------------          --------------
                       Standard         Reduced      Standard      Reduced
                       (RM/MIN)         (RM/MIN)
                      ----------       -----------   ---------     --------
91 New Zealand         [*]              [*]             [*]%         [*]%
92 Norway              [*]              [*]             [*]%         [*]%
93 Oman                [*]              [*]             [*]%         [*]%
94 Panama              [*]              [*]             [*]%         [*]%
95 Peru                [*]              [*]             [*]%         [*]%
96 P.N. Guinea         [*]              [*]             [*]%         [*]%
97 Qatar               [*]              [*]             [*]%         [*]%
98 Reunion Is.         [*]              [*]             [*]%         [*]%
99 Seycelles           [*]              [*]             [*]%         [*]%
100 Sri Lanka          [*]              [*]             [*]%         [*]%
101 Sudan              [*]              [*]             [*]%         [*]%
102 Switzerland        [*]              [*]             [*]%         [*]%
103 Tanzania           [*]              [*]             [*]%         [*]%
104 Tonga              [*]              [*]             [*]%         [*]%
105 Trinidad & Tobag   [*]              [*]             [*]%         [*]%
106 Uae                [*]              [*]             [*]%         [*]%
107 Uganda             [*]              [*]             [*]%         [*]%
108 Vanuatu            [*]              [*]             [*]%         [*]%
109 Vatican City       [*]              [*]             [*]%         [*]%
110 Yugoslavia         [*]              [*]             [*]%         [*]%
111 Zimbabwe           [*]              [*]             [*]%         [*]%
112 American Samoa     [*]              [*]             [*]%         [*]%
113 Angola             [*]              [*]             [*]%         [*]%
114 Argentina          [*]              [*]             [*]%         [*]%
115 Aruba              [*]              [*]             [*]%         [*]%
116 Ascension Is.      [*]              [*]             [*]%         [*]%
117 Austria            [*]              [*]             [*]%         [*]%
118 Azerbaijan         [*]              [*]             [*]%         [*]%
119 Bangladesh         [*]              [*]             [*]%         [*]%
120 Belize             [*]              [*]             [*]%         [*]%
121 Brazil             [*]              [*]             [*]%         [*]%
122 Bulgaria           [*]              [*]             [*]%         [*]%
123 Burkina Faso       [*]              [*]             [*]%         [*]%
124 Burundi            [*]              [*]             [*]%         [*]%
125 Canary Is.         [*]              [*]             [*]%         [*]%
126 Cape Verde         [*]              [*]             [*]%         [*]%
127 Cayman Is.         [*]              [*]             [*]%         [*]%
128 Chad               [*]              [*]             [*]%         [*]%
129 Chile              [*]              [*]             [*]%         [*]%
130 China              [*]              [*]             [*]%         [*]%
131 Combellga          [*]              [*]             [*]%         [*]%
132 Congo              [*]              [*]             [*]%         [*]%
133 Cook Is.           [*]              [*]             [*]%         [*]%
134 Cuba               [*]              [*]             [*]%         [*]%
135 Czech Rep          [*]              [*]             [*]%         [*]%

-----------------------------------
* Confidential portion has been omitted and filed separately with the Commission.

                                               CONFIDENTIAL TREATMENT REQUESTED

COUNTRY                                    EXISTING IDD RATE          STW SHARE
----------------------------------------  --------------------  ---------------------
                                          STANDARD   REDUCED
                                          (RM/MIN)   (RM/MIN)   STANDARD    REDUCED
----------------------------------------  ---------  ---------  ----------  ---------
136  Djibouti                             [*]        [*]        [*]%        [*]%
137  Dominican Is.                        [*]        [*]        [*]%        [*]%
138  Ecuador                              [*]        [*]        [*]%        [*]%
139  Egypt                                [*]        [*]        [*]%        [*]%
140  El Salvador                          [*]        [*]        [*]%        [*]%
141  Equ. Guinea                          [*]        [*]        [*]%        [*]%
142  Eritrea                              [*]        [*]        [*]%        [*]%
143  Estonia                              [*]        [*]        [*]%        [*]%
144  Ethiopia                             [*]        [*]        [*]%        [*]%
145  F Guiana                             [*]        [*]        [*]%        [*]%
146  Faroe Is.                            [*]        [*]        [*]%        [*]%
147  Gabon                                [*]        [*]        [*]%        [*]%
148  Georgia                              [*]        [*]        [*]%        [*]%
149  Ghana                                [*]        [*]        [*]%        [*]%
150  Greece                               [*]        [*]        [*]%        [*]%
151  Haiti                                [*]        [*]        [*]%        [*]%
152  Honduras                             [*]        [*]        [*]%        [*]%
153  Iraq                                 [*]        [*]        [*]%        [*]%
154  Israel                               [*]        [*]        [*]%        [*]%
155  Ivory Coast                          [*]        [*]        [*]%        [*]%
156  Kazakhstan                           [*]        [*]        [*]%        [*]%
157  Kuwait                               [*]        [*]        [*]%        [*]%
158  Laos                                 [*]        [*]        [*]%        [*]%
159  Latvia                               [*]        [*]        [*]%        [*]%
160  Lebanon                              [*]        [*]        [*]%        [*]%
161  Libya                                [*]        [*]        [*]%        [*]%
162  Luxembourg                           [*]        [*]        [*]%        [*]%
163  Macedonia                            [*]        [*]        [*]%        [*]%
164  Maldova                              [*]        [*]        [*]%        [*]%
165  Mali                                 [*]        [*]        [*]%        [*]%
166  Malta                                [*]        [*]        [*]%        [*]%
167  Marshall Is.                         [*]        [*]        [*]%        [*]%
168  Martinque                            [*]        [*]        [*]%        [*]%
169  Mayotte                              [*]        [*]        [*]%        [*]%
170  Mexico                               [*]        [*]        [*]%        [*]%
171  Micronesia                           [*]        [*]        [*]%        [*]%
172  Mongolia                             [*]        [*]        [*]%        [*]%
173  Morocco                              [*]        [*]        [*]%        [*]%
174  Myanmar                              [*]        [*]        [*]%        [*]%
175  Namibia                              [*]        [*]        [*]%        [*]%
176  Nauru                                [*]        [*]        [*]%        [*]%
177  Neth Antilles                        [*]        [*]        [*]%        [*]%
178  Nicaragua                            [*]        [*]        [*]%        [*]%
179  Norfolk Island                       [*]        [*]        [*]%        [*]%
180  Pakistan                             [*]        [*]        [*]%        [*]%

--------------------
* Confidential portion has been omitted and filed separately with the Commission.

                                               CONFIDENTIAL TREATMENT REQUESTED

COUNTRY                                    EXISTING IDD RATE          STW SHARE
----------------------------------------  --------------------  ---------------------
                                          STANDARD   REDUCED
                                          (RM/MIN)   (RM/MIN)   STANDARD    REDUCED
----------------------------------------  ---------  ---------  ----------  ---------
181  Palau                                [*]        [*]        [*]%        [*]%
182  Paraguay                             [*]        [*]        [*]%        [*]%
183  Poland                               [*]        [*]        [*]%        [*]%
184  Romania                              [*]        [*]        [*]%        [*]%
185  Russia                               [*]        [*]        [*]%        [*]%
186  Rwanda Rep                           [*]        [*]        [*]%        [*]%
187  Sahara West                          [*]        [*]        [*]%        [*]%
188  Saipan                               [*]        [*]        [*]%        [*]%
189  Sakhalin Rep                         [*]        [*]        [*]%        [*]%
190  Samao West                           [*]        [*]        [*]%        [*]%
191  San Marino                           [*]        [*]        [*]%        [*]%
192  Saudi Arabia                         [*]        [*]        [*]%        [*]%
193  Senegal                              [*]        [*]        [*]%        [*]%
194  Sierra Leone                         [*]        [*]        [*]%        [*]%
195  Solomon Island                       [*]        [*]        [*]%        [*]%
196  Somalia                              [*]        [*]        [*]%        [*]%
197  Spain                                [*]        [*]        [*]%        [*]%
198  Spanish N. Africa                    [*]        [*]        [*]%        [*]%
199  St. Kitts                            [*]        [*]        [*]%        [*]%
200  St. Lucia                            [*]        [*]        [*]%        [*]%
201  St. Pierre & M                       [*]        [*]        [*]%        [*]%
202  St. Vincent                          [*]        [*]        [*]%        [*]%
203  Surinam                              [*]        [*]        [*]%        [*]%
204  Syria                                [*]        [*]        [*]%        [*]%
205  Tatarstan                            [*]        [*]        [*]%        [*]%
206  Togo Rep                             [*]        [*]        [*]%        [*]%
207  Tokelau Island                       [*]        [*]        [*]%        [*]%
208  Tunisia                              [*]        [*]        [*]%        [*]%
209  Turkmenistan                         [*]        [*]        [*]%        [*]%
210  Tuvalu                               [*]        [*]        [*]%        [*]%
211  Ukraine                              [*]        [*]        [*]%        [*]%
212  Uruguay                              [*]        [*]        [*]%        [*]%
213  US Samoa                             [*]        [*]        [*]%        [*]%
214  US Virgin Is                         [*]        [*]        [*]%        [*]%
215  Uzbekistan                           [*]        [*]        [*]%        [*]%
216  Vietnam                              [*]        [*]        [*]%        [*]%
217  Yemen Ar                             [*]        [*]        [*]%        [*]%
218  Afghanistan                          [*]        [*]        [*]%        [*]%
219  Albania                              [*]        [*]        [*]%        [*]%
220  Anguilla                             [*]        [*]        [*]%        [*]%
221  Bt Virgin Is                         [*]        [*]        [*]%        [*]%
222  C Afr Rep                            [*]        [*]        [*]%        [*]%
223  Cameroon                             [*]        [*]        [*]%        [*]%
224  F Polynesia                          [*]        [*]        [*]%        [*]%
225  Fiji                                 [*]        [*]        [*]%        [*]%

--------------------
* Confidential portion has been omitted and filed separately with the Commission.

                                               CONFIDENTIAL TREATMENT REQUESTED

COUNTRY                                    EXISTING IDD RATE          STW SHARE
----------------------------------------  --------------------  ---------------------
                                          STANDARD   REDUCED
                                          (RM/MIN)   (RM/MIN)   STANDARD    REDUCED
----------------------------------------  ---------  ---------  ----------  ---------
226  Guatemala                            [*]        [*]        [*]%        [*]%
227  Guinea Bis                           [*]        [*]        [*]%        [*]%
228  Guinea Rep                           [*]        [*]        [*]%        [*]%
229  Kampuchea                            [*]        [*]        [*]%        [*]%
230  Liberia                              [*]        [*]        [*]%        [*]%
231  Madagascar                           [*]        [*]        [*]%        [*]%
232  Montserrat                           [*]        [*]        [*]%        [*]%
233  Mozambique                           [*]        [*]        [*]%        [*]%
234  New Caledonia                        [*]        [*]        [*]%        [*]%
235  Niger                                [*]        [*]        [*]%        [*]%
236  Sao Thome                            [*]        [*]        [*]%        [*]%
237  Turk Island                          [*]        [*]        [*]%        [*]%
238  Yemen Pdr                            [*]        [*]        [*]%        [*]%
239  Zaire                                [*]        [*]        [*]%        [*]%

2  INBOUND INTERNATIONAL CALLS
   For Inbound International Calls to Syarikat Telefon Wireless customers, Telekom Malaysia shall pay Syarikat Telefon Wireless [*] per min.

   Payment to Syarikat Telefon Wireless will be made as and when Telekom Malaysia receives inpayment from the foreign telecommunications administration.

--------------------
* Confidential portion has been omitted and filed separately with the Commission.